UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08216

PIMCO Strategic Global Government Fund, Inc.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, NY 10105
(Address of principal executive offices) (Zip code)

    Lawrence G. Altadonna

1345 Avenue of the Americas

New York, NY 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: January 31, 2009

Date of reporting period: January 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item1. Report to Shareholders

PIMCO Strategic Global Government Fund, Inc.

Annual Report

January 31, 2009

PIMCO Strategic Global Government Fund, Inc. Letter to Shareholders

March 12, 2009

Dear Shareholder:

We are pleased to provide you with the annual report for PIMCO Strategic Global Government Fund, Inc. (the “Fund”) for the fiscal year ended January 31, 2009.

Government bonds provided relative safety during the period as investors retreated from asset risk. During the 12-month period, U.S. government bonds, as represented by the Barclays Capital Long Term Treasuries Index advanced 10.38%. U.S. intermediate bonds as represented by the Barclays Capital Intermediate Aggregate Bond Index, returned 2.82% and global bonds, as represented by the Barclays Capital Global Aggregate Bond Index, fell 1.38%. In contrast, U.S. stocks, as represented by the Standard & Poor’s 500 Index declined 38.63%.

The Federal Reserve (“The Fed”) sought to inject liquidity into the economy through multiple initiatives, including reducing the Federal Funds rate five times. The Fed’s credit easing moves lowered the key benchmark rate on loans between member banks from 3.0% at the beginning of the reporting period to a targeted 0% to 0.25% at December 31, 2008. The Fed also announced plans to purchase approximately $500 billion in mortgage-backed securities by mid 2009.

Please refer to the following pages for specific information on the Fund. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Fund’s shareholder servicing agent at (800) 331-1710. In addition, a wide range of information and resources is available on our Web site, www.allianzinvestors.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Fund’s investment manager and Pacific Investment Management Company LLC (“PIMCO”), the Fund’s sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Brian S. Shlissel
Chairman	President & Chief Executive Officer

1.31.09	PIMCO Strategic Global Government Fund, Inc. Annual Report	1

PIMCO Strategic Global Government Fund, Inc. Fund Insights

January 31, 2009 (unaudited)

•	For the year ended January 31, 2009, the Fund’s net asset value (“NAV”) and market price returns were (12.14)% and 4.63%, respectively.

•	Interest rates fell and yield curves steepened across developed regions in 2008 as the global economy entered one of the most severe recessions since World War II.

•	Agency Mortgage-Backed Securities (MBS) underperformed Treasuries in 2008 as market participants were forced to seek liquidity in one of the few high quality and liquid non-Treasury markets.

•

Emerging Market spreads widened dramatically during 2008 due to a flight to quality that adversely affected all spread sectors. While risk premiums remained stable up to the beginning of September, they rose sharply as the global financial crisis increased risk aversion.

Drivers of Fund performance:

•	A curve steepening bias added to performance as the front-end of the yield curve rallied in response to substantial rate cuts during the year.

•	Long duration positioning versus the index contributed to performance as rates declined in response to a deteriorating economic outlook and increasing financial system distress.

•

An overweight to mortgage duration versus swaps detracted from performance as massive de-leveraging forced the yield spread between Treasuries and mortgages to reach all-time wide levels during the year.

•	Exposure to Emerging Markets detracted from performance as Emerging Market credits broadly underperformed on a flight to quality and reduced expectations of global growth.

•	An emphasis on high quality corporate debt of select financial companies detracted from performance as these holdings faced heightened uncertainty about the health of the financial system.

•	Short exposure to the British pound contributed to performance in 2008 as the currency depreciated the most versus the dollar since 1972.

2	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.09

PIMCO Strategic Global Government Fund, Inc. Fund Performance & Statistics

January 31, 2009 (unaudited)

Total Return(1):	Market Price	NAV
1 Year	4.63%	(12.14)%
5 Year	3.91%	1.17%
10 Year	9.38%	5.19%
Commencement of Operations (2/24/1994) to 1/31/09	7.58%	5.56%

Market Price/NAV Performance:
Commencement of Operations (2/24/1994) to 1/31/09

Market Price/NAV:
Market Price	$9.51
NAV	$7.46
Premium to NAV	27.48%
Market Price Yield(2)	8.20%

Moody’s Ratings

    (as a % of total investments)

(1) Past performance is no guarantee of future results. Returns are calculated by determining the percentage change in net asset value or market share price (as applicable) in the period covered. The calculation assumes that all of the Fund’s income dividends and capital gain distributions have been reinvested. Total return does not reflect broker commissions or sales charges. Total return for a period of less than one year is not annualized. Total return for a period of more than one year represents the average annual total return.

The Fund’s performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund distributions.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market yield and net asset value will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a onetime public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Net asset value is equal to total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly per share dividend (comprised of net investment income) payable to shareholders by the market price per share at January 31, 2009.

1.31.09	PIMCO Strategic Global Government Fund, Inc. Annual Report	3

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments January 31, 2009

Principal Amount (000)				Credit Rating (Moody’s/S&P)*	Value
U.S. GOVERNMENT AGENCY SECURITIES – 112.7%
Fannie Mae – 39.1%
	$395		4.25%, 11/25/24, CMO (m)	Aaa/AAA	$369,437
	31		4.25%, 3/25/33, CMO	Aaa/AAA	31,613
	1		4.48%, 2/1/28, FRN, MBS	Aaa/AAA	856
	133		4.744%, 12/1/25, FRN, MBS (m)	Aaa/AAA	131,348
	200		5.00%, 5/25/16, CMO (m)	Aaa/AAA	203,668
	22		5.00%, 12/1/18, MBS	Aaa/AAA	22,796
	8		5.025%, 10/1/31, FRN, MBS	Aaa/AAA	8,278
	101		5.081%, 12/1/28, FRN, MBS (m)	Aaa/AAA	99,989
	26		5.112%, 9/1/28, FRN, MBS	Aaa/AAA	25,859
	78		5.153%, 11/1/27, FRN, MBS (m)	Aaa/AAA	77,826
	42		5.275%, 4/1/30, FRN, MBS (m)	Aaa/AAA	42,406
	54		5.39%, 2/1/27, FRN, MBS (m)	Aaa/AAA	53,499
	115		5.50%, 8/25/14, CMO	Aaa/AAA	118,853
	44		5.50%, 12/25/16, CMO	Aaa/AAA	45,593
	125		5.50%, 7/25/24, CMO	Aaa/AAA	131,264
	147		5.50%, 4/1/32, MBS (m)	Aaa/AAA	151,389
	91		5.50%, 12/25/32, CMO	Aaa/AAA	93,357
	887		5.50%, 12/25/34, CMO (m)	Aaa/AAA	899,659
	1,370		5.50%, 4/25/35, CMO (m)	Aaa/AAA	1,387,439
	18		5.54%, 2/1/32, FRN, MBS	Aaa/AAA	18,178
	172		5.611%, 3/1/32, FRN, MBS (m)	Aaa/AAA	172,150
	100		5.75%, 6/25/33, CMO	Aaa/AAA	102,969
	2,500		5.807%, 8/25/43, CMO (m)	Aaa/AAA	2,544,369
	95		6.00%, 2/25/17, CMO	Aaa/AAA	100,583
	353		6.00%, 4/25/17, CMO (m)	Aaa/AAA	374,691
	7,825		6.00%, 1/25/44, CMO	Aaa/AAA	7,962,434
	57		6.50%, 5/1/13, MBS (m)	Aaa/AAA	59,863
	46		6.50%, 10/1/13, MBS (m)	Aaa/AAA	48,505
	392		6.50%, 2/1/14, MBS (m)	Aaa/AAA	410,263
	322		6.50%, 6/25/23, CMO (m)	Aaa/AAA	332,256
	3		6.50%, 12/1/23, MBS	Aaa/AAA	2,619
	–	(h)	6.50%, 3/1/24, MBS	Aaa/AAA	212
	38		6.50%, 4/1/27, MBS	Aaa/AAA	39,396
	535		6.50%, 11/18/27, CMO (m)	Aaa/AAA	575,143
	13		6.50%, 1/1/28, MBS	Aaa/AAA	13,388
	716		6.50%, 2/1/28, MBS (m)	Aaa/AAA	751,247
	66		6.50%, 4/1/28, MBS	Aaa/AAA	69,306
	155		6.50%, 9/1/28, MBS (m)	Aaa/AAA	162,258
	974		6.50%, 11/1/28, MBS (m)	Aaa/AAA	1,024,544
	118		6.50%, 1/1/29, MBS (m)	Aaa/AAA	123,816
	54		6.50%, 2/1/29, MBS (m)	Aaa/AAA	57,034
	662		6.50%, 3/1/29, MBS (m)	Aaa/AAA	694,835
	102		6.50%, 4/1/29, MBS (m)	Aaa/AAA	107,121
	26		6.50%, 5/1/29, MBS	Aaa/AAA	26,883
	89		6.50%, 6/1/29, MBS (m)	Aaa/AAA	93,914
	1,026		6.50%, 7/1/29, MBS (m)	Aaa/AAA	1,078,017

4	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.09

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments January 31, 2009 (continued)

Principal Amount (000)			Credit Rating (Moody’s/S&P)*	Value
Fannie Mae (continued)
	$24	6.50%, 8/1/29, MBS	Aaa/AAA	$24,966
	5	6.50%, 9/1/29, MBS	Aaa/AAA	5,300
	16	6.50%, 12/1/29, MBS	Aaa/AAA	16,102
	103	6.50%, 8/1/31, MBS (m)	Aaa/AAA	106,987
	1,993	6.50%, 9/25/31, CMO (m)	Aaa/AAA	2,133,845
	124	6.50%, 10/1/31, MBS (m)	Aaa/AAA	129,705
	59	6.50%, 11/1/31, MBS (m)	Aaa/AAA	61,647
	3,452	6.50%, 3/25/32, CMO (m)	Aaa/AAA	3,567,270
	74	6.50%, 6/1/32, MBS (m)	Aaa/AAA	77,344
	196	6.50%, 8/1/32, MBS (m)	Aaa/AAA	203,774
	120	6.50%, 9/1/32, MBS (m)	Aaa/AAA	124,638
	1,462	6.50%, 12/25/41, CMO (m)	Aaa/AAA	1,534,250
	4,244	6.50%, 7/25/42, CMO	Aaa/AAA	4,360,633
	369	6.50%, 8/25/42, CMO (m)	Aaa/AAA	379,573
	4,698	6.50%, 9/25/42, CMO	Aaa/AAA	4,829,202
	61	6.50%, 10/25/42, CMO	Aaa/AAA	62,787
	96	6.50%, 12/25/42, CMO	Aaa/AAA	99,066
	1,966	6.50%, 6/25/44, CMO	Aaa/AAA	2,019,926
	82	6.85%, 12/18/27, CMO	Aaa/AAA	87,762
	276	7.00%, 7/18/12, CMO (m)	Aaa/AAA	288,268
	158	7.00%, 1/1/13, MBS (m)	Aaa/AAA	164,173
	28	7.00%, 2/1/15, MBS	Aaa/AAA	28,789
	312	7.00%, 3/1/16, MBS (m)	Aaa/AAA	332,286
	176	7.00%, 5/1/16, MBS (m)	Aaa/AAA	184,216
	222	7.00%, 11/1/16, MBS (m)	Aaa/AAA	228,385
	547	7.00%, 5/1/17, MBS (m)	Aaa/AAA	575,965
	153	7.00%, 11/1/17, MBS (m)	Aaa/AAA	159,646
	893	7.00%, 7/1/21, MBS (m)	Aaa/AAA	933,878
	137	7.00%, 11/1/24, MBS (m)	Aaa/AAA	145,235
	14	7.00%, 10/1/25, MBS	Aaa/AAA	15,058
	63	7.00%, 6/18/27, CMO	Aaa/AAA	67,955
	8	7.00%, 9/1/27, MBS	Aaa/AAA	8,166
	14	7.00%, 11/1/27, MBS	Aaa/AAA	14,735
	39	7.00%, 12/1/27, MBS	Aaa/AAA	41,092
	7	7.00%, 5/1/28, MBS	Aaa/AAA	7,497
	36	7.00%, 6/1/28, MBS	Aaa/AAA	37,924
	65	7.00%, 2/1/29, MBS (m)	Aaa/AAA	69,415
	193	7.00%, 3/1/29, MBS (m)	Aaa/AAA	205,015
	151	7.00%, 4/1/29, MBS (m)	Aaa/AAA	160,054
	92	7.00%, 5/1/29, MBS (m)	Aaa/AAA	97,077
	72	7.00%, 6/1/29, MBS (m)	Aaa/AAA	76,188
	32	7.00%, 7/1/29, MBS	Aaa/AAA	34,377
	121	7.00%, 9/1/29, MBS (m)	Aaa/AAA	129,193
	41	7.00%, 10/1/29, MBS	Aaa/AAA	44,084
	5	7.00%, 11/1/29, MBS	Aaa/AAA	4,689
	17	7.00%, 3/1/30, MBS	Aaa/AAA	18,543
	8,704	7.00%, 4/1/30, MBS (m)	Aaa/AAA	9,257,906

1.31.09	PIMCO Strategic Global Government Fund, Inc. Annual Report	5

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments January 31, 2009 (continued)

Principal Amount (000)			Credit Rating (Moody’s/S&P)*	Value
Fannie Mae (continued)
	$142	7.00%, 5/1/30, MBS (m)	Aaa/AAA	$151,090
	30	7.00%, 4/1/31, MBS	Aaa/AAA	32,205
	20	7.00%, 6/1/31, MBS	Aaa/AAA	21,061
	56	7.00%, 7/1/31, MBS	Aaa/AAA	58,662
	120	7.00%, 8/1/31, MBS (m)	Aaa/AAA	127,416
	144	7.00%, 9/1/31, MBS (m)	Aaa/AAA	152,842
	19	7.00%, 11/1/31, MBS	Aaa/AAA	19,901
	204	7.00%, 12/1/31, MBS (m)	Aaa/AAA	216,827
	226	7.00%, 2/1/32, MBS (m)	Aaa/AAA	239,757
	69	7.00%, 4/1/32, MBS (m)	Aaa/AAA	73,387
	195	7.00%, 5/1/32, MBS (m)	Aaa/AAA	207,933
	209	7.00%, 6/1/32, MBS (m)	Aaa/AAA	222,015
	73	7.00%, 7/1/32, MBS (m)	Aaa/AAA	77,809
	58	7.00%, 8/1/32, MBS	Aaa/AAA	62,128
	276	7.00%, 9/1/33, MBS (m)	Aaa/AAA	290,442
	367	7.00%, 11/1/33, MBS (m)	Aaa/AAA	387,687
	585	7.00%, 1/1/34, MBS (m)	Aaa/AAA	614,804
	273	7.00%, 7/1/34, MBS (m)	Aaa/AAA	289,864
	132	7.00%, 2/25/35, CMO	Aaa/AAA	140,883
	273	7.00%, 3/1/35, MBS (m)	Aaa/AAA	289,596
	5,697	7.00%, 7/1/36, MBS (m)	Aaa/AAA	5,934,966
	2,009	7.00%, 9/25/41, CMO, VRN (m)	Aaa/AAA	2,127,231
	248	7.00%, 10/25/41, CMO (m)	Aaa/AAA	263,008
	100	7.00%, 7/25/42, CMO	Aaa/AAA	106,192
	506	7.00%, 11/25/43, CMO (m)	Aaa/AAA	524,528
	514	7.00%, 2/25/44, CMO (m)	Aaa/AAA	534,226
	3,328	7.00%, 3/25/45, CMO (m)	Aaa/AAA	3,525,104
	1,574	7.00%, 12/1/46, MBS (m)	Aaa/AAA	1,640,864
	845	7.00%, 1/1/47, MBS (m)	Aaa/AAA	880,944
	300	7.065%, 3/1/32, FRN, MBS (m)	Aaa/AAA	320,146
	890	7.50%, 6/1/17, MBS (m)	Aaa/AAA	935,266
	65	7.50%, 12/1/17, MBS (m)	Aaa/AAA	68,976
	541	7.50%, 5/1/22, MBS (m)	Aaa/AAA	575,788
	85	7.50%, 10/25/22, CMO	Aaa/AAA	90,923
	850	7.50%, 4/1/24, MBS (m)	Aaa/AAA	902,413
	51	7.50%, 7/1/26, MBS (m)	Aaa/AAA	54,359
	53	7.50%, 8/1/26, MBS	Aaa/AAA	56,692
	36	7.50%, 11/1/26, MBS	Aaa/AAA	38,676
	9	7.50%, 1/1/27, MBS	Aaa/AAA	9,978
	2	7.50%, 3/1/27, MBS	Aaa/AAA	2,110
	5	7.50%, 5/1/27, MBS	Aaa/AAA	5,390
	71	7.50%, 7/1/27, MBS (m)	Aaa/AAA	76,162
	22	7.50%, 8/1/27, MBS	Aaa/AAA	23,121
	7	7.50%, 9/1/27, MBS	Aaa/AAA	7,379
	1	7.50%, 10/1/27, MBS	Aaa/AAA	1,520
	9	7.50%, 11/1/27, MBS	Aaa/AAA	9,600
	34	7.50%, 12/1/27, MBS	Aaa/AAA	35,943

6	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.09

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments January 31, 2009 (continued)

Principal Amount (000)			Credit Rating (Moody’s/S&P)*	Value
Fannie Mae (continued)
	$49	7.50%, 1/1/28, MBS	Aaa/AAA	$52,751
	41	7.50%, 2/1/28, MBS	Aaa/AAA	43,495
	21	7.50%, 9/1/29, MBS	Aaa/AAA	21,910
	12	7.50%, 10/1/29, MBS	Aaa/AAA	12,401
	78	7.50%, 11/1/29, MBS	Aaa/AAA	82,731
	44	7.50%, 12/1/29, MBS (m)	Aaa/AAA	46,573
	145	7.50%, 4/1/30, MBS (m)	Aaa/AAA	154,372
	254	7.50%, 6/19/30, CMO, VRN (m)	Aaa/AAA	265,189
	251	7.50%, 6/25/30, CMO (m)	Aaa/AAA	262,835
	1	7.50%, 6/1/31, MBS	Aaa/AAA	1,487
	49	7.50%, 7/1/31, MBS (m)	Aaa/AAA	51,693
	1,078	7.50%, 7/1/32, MBS (m)	Aaa/AAA	1,146,367
	3,368	7.50%, 9/1/35, MBS (m)	Aaa/AAA	3,649,744
	1,417	7.50%, 7/25/41, CMO (m)	Aaa/AAA	1,502,927
	1,644	7.50%, 2/25/42, CMO, VRN (m)	Aaa/AAA	1,745,025
	91	7.50%, 7/25/42, CMO	Aaa/AAA	96,018
	10	7.50%, 8/25/42, CMO	Aaa/AAA	10,085
	1,426	7.50%, 10/25/42, CMO	Aaa/AAA	1,513,785
	955	7.50%, 3/25/44, CMO (m)	Aaa/AAA	1,006,185
	3,626	7.50%, 6/25/44, CMO	Aaa/AAA	3,819,193
	128	7.70%, 3/25/23, CMO	Aaa/AAA	140,692
	90	7.75%, 3/1/31, FRN, MBS (m)	Aaa/AAA	92,309
	242	7.815%, 12/1/30, FRN, MBS (m)	Aaa/AAA	248,387
	14	8.00%, 4/1/19, MBS	Aaa/AAA	14,391
	4	8.00%, 1/1/22, MBS	Aaa/AAA	4,030
	4	8.00%, 12/1/22, MBS	Aaa/AAA	4,548
	8	8.00%, 6/1/24, MBS	Aaa/AAA	8,156
	543	8.00%, 9/1/24, MBS (m)	Aaa/AAA	573,281
	2	8.00%, 12/1/24, MBS	Aaa/AAA	2,013
	3	8.00%, 9/1/27, MBS	Aaa/AAA	2,785
	28	8.00%, 4/1/30, MBS	Aaa/AAA	29,906
	115	8.00%, 5/1/30, MBS (m)	Aaa/AAA	122,573
	2	8.00%, 6/1/30, MBS	Aaa/AAA	1,878
	65	8.00%, 7/1/30, MBS (m)	Aaa/AAA	69,438
	2,206	8.00%, 7/19/30, CMO, VRN (m)	Aaa/AAA	2,342,712
	54	8.00%, 8/1/30, MBS (m)	Aaa/AAA	57,336
	1	8.00%, 9/1/30, MBS	Aaa/AAA	1,199
	10	8.00%, 10/1/30, MBS	Aaa/AAA	10,469
	21	8.00%, 1/1/31, MBS	Aaa/AAA	22,666
	16	8.00%, 3/1/31, MBS	Aaa/AAA	17,380
	136	8.00%, 5/1/31, MBS (m)	Aaa/AAA	144,184
	612	8.00%, 7/1/31, MBS (m)	Aaa/AAA	649,153
	47	8.00%, 8/1/31, MBS	Aaa/AAA	49,916
	463	8.00%, 10/1/31, MBS (m)	Aaa/AAA	491,466
	85	8.00%, 11/1/31, MBS (m)	Aaa/AAA	90,160
	38	8.00%, 1/1/32, MBS	Aaa/AAA	39,896
	12	8.00%, 6/1/32, MBS	Aaa/AAA	13,097

1.31.09	PIMCO Strategic Global Government Fund, Inc. Annual Report	7

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments January 31, 2009 (continued)

Principal Amount (000)				Credit Rating (Moody’s/S&P)*	Value
Fannie Mae (continued)
	$100		8.50%, 4/1/16, MBS (m)	Aaa/AAA	$113,227
	1,817		8.50%, 6/18/27, CMO (m)	Aaa/AAA	2,028,561
	185		8.50%, 6/25/30, CMO (m)	Aaa/AAA	206,257
	–	(h)	8.75%, 5/1/17, MBS	Aaa/AAA	308
	9,257		9.00%, 12/1/19, MBS (m)	Aaa/AAA	10,333,188
	1,278		9.420%, 5/15/21, MBS (m)	Aaa/AAA	1,396,562
	432		10.101%, 7/15/27, MBS (m)	Aaa/AAA	483,273
	53		10.30%, 4/25/19, CMO	Aaa/AAA	56,065

					111,769,751

Federal Housing Administration – 0.1%
	181		7.43%, 6/1/24 (g)	Aaa/AAA	181,764

Freddie Mac – 51.6%
	11		4.572%, 12/1/26, FRN, MBS	Aaa/AAA	11,143
	200		5.00%, 10/15/16, CMO (m)	Aaa/AAA	203,937
	250		5.00%, 11/15/16, CMO (m)	Aaa/AAA	258,057
	67		5.00%, 2/15/24, CMO	Aaa/AAA	69,043
	141		5.221%, 9/1/31, FRN, MBS (m)	Aaa/AAA	140,338
	99		5.50%, 12/1/31, MBS (m)	Aaa/AAA	101,874
	11		5.668%, 4/1/33, FRN, MBS	Aaa/AAA	11,063
	105		6.00%, 10/15/12, CMO	Aaa/AAA	108,624
	416		6.00%, 9/15/16, CMO (m)	Aaa/AAA	438,442
	4,373		6.00%, 12/15/16, CMO (m)	Aaa/AAA	4,615,637
	59		6.00%, 3/15/17, CMO	Aaa/AAA	62,598
	1,649		6.00%, 4/1/17, MBS (m)	Aaa/AAA	1,715,176
	1,312		6.00%, 12/15/28, CMO (m)	Aaa/AAA	1,380,665
	12		6.00%, 2/1/33, MBS	Aaa/AAA	12,515
	2,557		6.00%, 3/1/33, MBS (m)	Aaa/AAA	2,639,660
	76		6.00%, 2/1/34, MBS (m)	Aaa/AAA	79,164
	113		6.00%, 3/15/35, CMO	Aaa/AAA	108,030
	1,941		6.50%, 11/1/16, MBS (m)	Aaa/AAA	2,029,736
	300		6.50%, 4/15/18, CMO (m)	Aaa/AAA	307,336
	28		6.50%, 8/1/21, MBS	Aaa/AAA	29,491
	3,000		6.50%, 10/15/23, CMO (m)	Aaa/AAA	3,171,009
	97		6.50%, 12/15/23, CMO	Aaa/AAA	99,993
	12		6.50%, 6/1/29, MBS	Aaa/AAA	12,195
	17,201		6.50%, 6/15/31, CMO (m)	Aaa/AAA	18,082,583
	100		6.50%, 12/15/31, CMO	Aaa/AAA	106,204
	1,650		6.50%, 6/15/32, CMO (m)	Aaa/AAA	1,750,422
	7,620		6.50%, 7/15/32, CMO (m)	Aaa/AAA	8,210,403
	8,430		6.50%, 7/1/37, MBS (m)	Aaa/AAA	8,715,770
	138		6.50%, 2/25/43, CMO	Aaa/AAA	141,576
	131		6.50%, 9/25/43, CMO, VRN	Aaa/AAA	134,073
	764		6.50%, 10/25/43, CMO	Aaa/AAA	791,361
	6,337		6.50%, 3/25/44, CMO	Aaa/AAA	6,570,242
	4,900		6.50%, TBA, MBS (e)	Aaa/AAA	5,093,702
	2,061		6.90%, 9/15/23, CMO (m)	Aaa/AAA	2,176,892

8	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.09

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments January 31, 2009 (continued)

Principal Amount (000)				Credit Rating (Moody’s/S&P)*	Value
Freddie Mac (continued)
	$968		6.95%, 7/15/21, CMO (m)	Aaa/AAA	$1,038,012
	1,185		6.983%, 7/25/32, CMO, VRN	Aaa/AAA	1,223,766
	–	(h)	7.00%, 8/1/10, MBS	Aaa/AAA	293
	3		7.00%, 11/1/10, MBS	Aaa/AAA	3,512
	2		7.00%, 1/1/11, MBS	Aaa/AAA	2,551
	1,584		7.00%, 9/1/11, MBS (m)	Aaa/AAA	1,645,123
	12		7.00%, 3/1/12, MBS	Aaa/AAA	12,457
	172		7.00%, 7/15/12, CMO (m)	Aaa/AAA	172,320
	247		7.00%, 9/1/12, MBS (m)	Aaa/AAA	258,023
	39		7.00%, 10/1/12, MBS	Aaa/AAA	40,731
	24		7.00%, 11/1/12, MBS	Aaa/AAA	24,525
	27		7.00%, 12/1/12, MBS	Aaa/AAA	28,453
	1,084		7.00%, 7/1/13, MBS (m)	Aaa/AAA	1,126,469
	16		7.00%, 1/1/14, MBS	Aaa/AAA	16,311
	675		7.00%, 9/1/14, MBS (m)	Aaa/AAA	708,115
	165		7.00%, 11/1/14, MBS (m)	Aaa/AAA	173,152
	52		7.00%, 7/1/15, MBS	Aaa/AAA	54,576
	17		7.00%, 8/1/15, MBS	Aaa/AAA	18,223
	57		7.00%, 4/1/16, MBS (m)	Aaa/AAA	59,720
	7		7.00%, 6/1/16, MBS	Aaa/AAA	7,624
	55		7.00%, 7/1/16, MBS (m)	Aaa/AAA	57,689
	14		7.00%, 11/1/16, MBS	Aaa/AAA	14,470
	42		7.00%, 3/1/17, MBS (m)	Aaa/AAA	44,346
	1,322		7.00%, 6/1/17, MBS (m)	Aaa/AAA	1,382,366
	1,090		7.00%, 8/1/21, MBS (m)	Aaa/AAA	1,139,371
	1,324		7.00%, 9/1/21, MBS (m)	Aaa/AAA	1,384,088
	1,863		7.00%, 1/15/24, CMO (m)	Aaa/AAA	1,973,490
	100		7.00%, 3/15/24, CMO	Aaa/AAA	107,191
	13		7.00%, 7/1/24, MBS	Aaa/AAA	13,140
	986		7.00%, 9/15/25, CMO (m)	Aaa/AAA	1,031,402
	1,413		7.00%, 7/15/27, CMO (m)	Aaa/AAA	1,511,007
	4,311		7.00%, 3/15/29, CMO (m)	Aaa/AAA	4,669,433
	148		7.00%, 3/1/31, MBS (m)	Aaa/AAA	157,034
	2,390		7.00%, 6/15/31, CMO (m)	Aaa/AAA	2,511,790
	981		7.00%, 10/1/31, MBS (m)	Aaa/AAA	1,039,631
	446		7.00%, 1/1/32, MBS (m)	Aaa/AAA	473,812
	28		7.00%, 3/1/32, MBS	Aaa/AAA	29,226
	150		7.00%, 4/1/32, MBS (m)	Aaa/AAA	158,892
	610		7.00%, 1/1/36, MBS (m)	Aaa/AAA	646,378
	10,147		7.00%, 6/1/36, MBS (m)	Aaa/AAA	10,517,307
	1,264		7.00%, 7/1/36, MBS (m)	Aaa/AAA	1,309,562
	9,236		7.00%, 8/1/36, MBS (m)	Aaa/AAA	9,572,424
	7,137		7.00%, 9/1/36, MBS (m)	Aaa/AAA	7,396,721
	2,932		7.00%, 11/1/36, MBS (m)	Aaa/AAA	3,039,035
	1,039		7.00%, 12/1/36, MBS (m)	Aaa/AAA	1,077,024
	7,571		7.00%, 1/1/37, MBS (m)	Aaa/AAA	7,847,350
	1,073		7.00%, 2/25/43, CMO (m)	Aaa/AAA	1,106,562

1.31.09	PIMCO Strategic Global Government Fund, Inc. Annual Report	9

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments January 31, 2009 (continued)

Principal Amount (000)				Credit Rating (Moody’s/S&P)*	Value
Freddie Mac (continued)
	$446		7.00%, 9/25/43, CMO (m)	Aaa/AAA	$460,029
	142		7.00%, 10/25/43, CMO	Aaa/AAA	148,369
	118		7.50%, 1/1/16, MBS (m)	Aaa/AAA	124,621
	1,325		7.50%, 5/15/24, CMO (m)	Aaa/AAA	1,427,666
	522		7.50%, 8/1/24, MBS (m)	Aaa/AAA	557,136
	4		7.50%, 6/1/25, MBS	Aaa/AAA	4,602
	29		7.50%, 12/1/25, MBS	Aaa/AAA	30,372
	8		7.50%, 1/1/26, MBS	Aaa/AAA	8,574
	19		7.50%, 2/1/26, MBS	Aaa/AAA	19,865
	29		7.50%, 3/1/26, MBS	Aaa/AAA	30,359
	45		7.50%, 4/1/26, MBS (m)	Aaa/AAA	47,493
	41		7.50%, 5/1/26, MBS	Aaa/AAA	43,818
	339		7.50%, 6/1/26, MBS (m)	Aaa/AAA	360,278
	261		7.50%, 7/1/26, MBS (m)	Aaa/AAA	277,018
	54		7.50%, 8/1/26, MBS	Aaa/AAA	57,742
	15		7.50%, 11/1/26, MBS	Aaa/AAA	15,563
	616		7.50%, 12/1/26, MBS (m)	Aaa/AAA	655,029
	268		7.50%, 3/15/28, CMO (m)	Aaa/AAA	275,237
	5		7.50%, 2/1/30, MBS	Aaa/AAA	5,041
	16		7.50%, 4/1/30, MBS	Aaa/AAA	16,942
	–	(h)	7.50%, 6/1/30, MBS	Aaa/AAA	102
	11		7.50%, 10/1/30, MBS	Aaa/AAA	12,113
	25		7.50%, 11/1/30, MBS	Aaa/AAA	26,735
	1,364		7.50%, 12/1/30, MBS (m)	Aaa/AAA	1,450,325
	984		7.50%, 5/1/32, MBS (m)	Aaa/AAA	1,046,542
	288		7.50%, 7/25/32, CMO, VRN (m)	Aaa/AAA	303,910
	296		7.50%, 7/1/33, MBS (m)	Aaa/AAA	310,723
	1,228		7.50%, 3/1/37, MBS (m)	Aaa/AAA	1,279,783
	85		7.50%, 2/25/42, CMO	Aaa/AAA	90,053
	50		8.00%, 2/15/22, CMO	Aaa/AAA	51,444
	103		8.00%, 8/15/22, CMO	Aaa/AAA	112,748
	44		8.00%, 7/1/24, MBS	Aaa/AAA	47,138
	69		8.00%, 8/1/24, MBS (m)	Aaa/AAA	72,902
	864		8.00%, 12/1/26, MBS (m)	Aaa/AAA	916,281
	271		8.00%, 4/15/30, CMO (m)	Aaa/AAA	285,301
	351		8.50%, 4/15/22, CMO (m)	Aaa/AAA	373,357
	537		8.50%, 10/1/30, MBS (m)	Aaa/AAA	569,217

					147,718,079

Ginnie Mae – 4.0%
	445		5.50%, 6/20/35, FRN, MBS	Aaa/AAA	454,296
	94		6.50%, 6/20/32, CMO	Aaa/AAA	100,595
	4		7.00%, 4/15/24, MBS	Aaa/AAA	4,277
	35		7.00%, 7/15/25, MBS	Aaa/AAA	37,788
	61		7.00%, 9/15/25, MBS	Aaa/AAA	65,220
	23		7.00%, 11/15/25, MBS	Aaa/AAA	24,335
	13		7.00%, 12/15/25, MBS	Aaa/AAA	13,858
	51		7.00%, 3/15/26, MBS	Aaa/AAA	54,391

10	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.09

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments January 31, 2009 (continued)

Principal Amount (000)				Credit Rating (Moody’s/S&P)*	Value
Ginnie Mae (continued)
	$11		7.00%, 4/15/26, MBS	Aaa/AAA	$11,659
	5		7.00%, 5/15/26, MBS	Aaa/AAA	5,608
	66		7.00%, 6/15/26, MBS	Aaa/AAA	70,442
	5,217		7.00%, 3/20/31, CMO (m)	Aaa/AAA	5,465,588
	155		7.25%, 7/16/28, CMO (m)	Aaa/AAA	157,204
	7		7.50%, 1/15/17, MBS	Aaa/AAA	7,077
	10		7.50%, 2/15/17, MBS	Aaa/AAA	10,357
	9		7.50%, 3/15/17, MBS	Aaa/AAA	9,705
	4		7.50%, 4/15/17, MBS	Aaa/AAA	3,754
	9		7.50%, 5/15/17, MBS	Aaa/AAA	9,331
	3		7.50%, 7/15/17, MBS	Aaa/AAA	3,055
	2		7.50%, 6/15/23, MBS	Aaa/AAA	1,619
	20		7.50%, 10/15/25, MBS	Aaa/AAA	20,850
	–	(h)	7.50%, 2/15/26, MBS	Aaa/AAA	442
	166		7.50%, 3/15/26, MBS	Aaa/AAA	176,955
	172		7.50%, 6/20/26, CMO (m)	Aaa/AAA	177,443
	415		7.50%, 9/15/26, MBS	Aaa/AAA	442,560
	11		7.50%, 12/15/26, MBS	Aaa/AAA	11,474
	4		7.50%, 1/15/27, MBS	Aaa/AAA	4,369
	4		7.50%, 2/15/27, MBS	Aaa/AAA	4,576
	72		7.50%, 3/15/27, MBS	Aaa/AAA	76,828
	344		7.50%, 4/15/27, MBS	Aaa/AAA	366,655
	11		7.50%, 5/15/27, MBS	Aaa/AAA	12,091
	121		7.50%, 6/15/27, MBS	Aaa/AAA	128,771
	191		7.50%, 7/15/27, MBS	Aaa/AAA	204,021
	59		7.50%, 8/15/27, MBS	Aaa/AAA	63,238
	75		7.50%, 12/15/27, MBS	Aaa/AAA	80,067
	454		7.50%, 1/15/28, MBS	Aaa/AAA	484,016
	106		7.50%, 2/15/28, MBS	Aaa/AAA	113,031
	173		7.50%, 1/15/29, MBS	Aaa/AAA	184,473
	223		7.50%, 2/15/29, MBS	Aaa/AAA	238,033
	183		7.50%, 3/15/29, MBS	Aaa/AAA	194,652
	5		8.00%, 6/15/16, MBS	Aaa/AAA	5,596
	–	(h)	8.00%, 7/15/16, MBS	Aaa/AAA	230
	12		8.00%, 1/15/17, MBS	Aaa/AAA	12,406
	4		8.00%, 2/15/17, MBS	Aaa/AAA	3,776
	14		8.00%, 3/15/17, MBS	Aaa/AAA	14,822
	23		8.00%, 4/15/17, MBS	Aaa/AAA	24,235
	17		8.00%, 5/15/17, MBS	Aaa/AAA	17,863
	9		8.00%, 6/15/17, MBS	Aaa/AAA	10,100
	13		8.00%, 7/15/17, MBS	Aaa/AAA	14,107
	1		8.00%, 1/15/20, MBS	Aaa/AAA	638
	2		8.00%, 2/15/20, MBS	Aaa/AAA	1,734
	1		8.00%, 5/15/21, MBS	Aaa/AAA	615
	10		8.00%, 11/15/21, MBS	Aaa/AAA	10,414
	7		8.00%, 12/15/21, MBS	Aaa/AAA	7,260
	10		8.00%, 4/15/22, MBS	Aaa/AAA	10,787

1.31.09	PIMCO Strategic Global Government Fund, Inc. Annual Report	11

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments January 31, 2009 (continued)

Principal Amount (000)				Credit Rating (Moody’s/S&P)*	Value
Ginnie Mae (continued)
	$1		8.00%, 5/15/22, MBS	Aaa/AAA	$804
	8		8.00%, 11/15/22, MBS	Aaa/AAA	9,004
	451		8.00%, 3/20/30, CMO (m)	Aaa/AAA	497,920
	–	(h)	8.50%, 10/15/16, MBS	Aaa/AAA	278
	–	(h)	8.50%, 10/15/17, MBS	Aaa/AAA	378
	–	(h)	8.50%, 5/15/22, MBS	Aaa/AAA	254
	1		8.50%, 1/15/23, MBS	Aaa/AAA	1,031
	9		8.50%, 4/15/23, MBS	Aaa/AAA	9,776
	3		8.50%, 8/15/30, MBS	Aaa/AAA	3,735
	12		8.50%, 2/15/31, MBS	Aaa/AAA	13,025
	17		9.00%, 6/15/16, MBS	Aaa/AAA	18,497
	45		9.00%, 11/15/16, MBS	Aaa/AAA	48,734
	75		9.00%, 12/15/16, MBS	Aaa/AAA	80,106
	38		9.00%, 9/15/17, MBS	Aaa/AAA	40,773
	71		9.00%, 12/15/17, MBS	Aaa/AAA	77,907
	70		9.00%, 3/15/18, MBS	Aaa/AAA	75,364
	136		9.00%, 5/15/18, MBS	Aaa/AAA	145,817
	24		9.00%, 6/15/18, MBS	Aaa/AAA	25,250
	314		9.00%, 10/15/19, MBS	Aaa/AAA	336,447
	181		9.00%, 11/15/19, MBS	Aaa/AAA	193,916
	124		9.00%, 1/15/20, MBS	Aaa/AAA	133,103

					11,341,406

Small Business Administration – 15.2%
	721		4.625%, 2/1/25	Aaa/AAA	732,450
	982		4.754%, 8/10/14	Aaa/AAA	986,728
	893		5.038%, 3/10/15	Aaa/AAA	899,461
	2,843		5.09%, 10/1/25	Aaa/AAA	2,920,342
	7,917		5.471%, 3/10/18	Aaa/AAA	7,998,453
	1,821		5.51%, 11/1/27	Aaa/AAA	1,905,712
	17,500		5.60%, 3/1/29	Aaa/AAA	18,297,265
	6,000		5.72%, 1/1/29	Aaa/AAA	6,299,100
	189		5.78%, 8/1/27	Aaa/AAA	198,190
	182		5.82%, 7/1/27	Aaa/AAA	194,181
	193		6.30%, 7/1/13	Aaa/AAA	197,305
	451		6.30%, 6/1/18	Aaa/AAA	472,876
	739		6.344%, 8/1/11	Aaa/AAA	762,742
	193		6.40%, 8/1/13	Aaa/AAA	196,034
	336		6.64%, 2/1/11	Aaa/AAA	348,469
	64		7.20%, 6/1/17	Aaa/AAA	67,997
	830		7.449%, 8/1/10	Aaa/AAA	849,613
	41		7.70%, 7/1/16	Aaa/AAA	44,078
	240		8.017%, 2/10/10	Aaa/AAA	247,113

					43,618,109

12	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.09

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments January 31, 2009 (continued)

Principal Amount (000)			Credit Rating (Moody’s/S&P)*	Value
Vendee Mortgage Trust – 2.7%
	$557	6.50%, 3/15/29, CMO	Aaa/AAA	$573,825
	112	6.75%, 2/15/26, CMO	Aaa/AAA	118,986
	249	6.75%, 6/15/26, CMO	Aaa/AAA	259,883
	6,460	7.50%, 9/15/30, CMO	Aaa/AAA	6,782,019

				7,734,713

Total U.S. Government Agency Securities (cost-$317,541,117)				322,363,822

CORPORATE BONDS & NOTES – 53.4%
Banking – 3.1%
	3,000	American Express Bank, 0.541%, 5/29/12, FRN (m)	A1/A+	2,478,474
	2,500	Credit Agricole S.A., 6.637%, 5/31/17, FRN (a)(d)(i)	Aa3/A	888,783
	825	Wachovia Bank, 3.573%, 11/3/14, FRN (m)	Aa2/AA	651,677
		Wachovia Corp., FRN (m),
	2,250	1.224%, 10/15/11	Aa3/AA	2,043,758
	3,000	1.255%, 4/23/12	Aa3/AA	2,662,593

				8,725,285

Financial Services – 35.9%
	7,000	American Express Credit Corp., 0.489%, 6/16/11, FRN (m)	A1/A	6,051,059
		Bear Stearns Cos., Inc. (m),
	2,000	6.40%, 10/2/17	Aa3/A+	2,012,316
	3,000	6.95%, 8/10/12	Aa3/A+	3,145,680
	1,800	C10 Capital SPV Ltd., 6.722%, 12/31/16, FRN (i)	NR/BB	755,678
		CIT Group, Inc.,
	2,000	2.219%, 3/12/10, FRN (m)	Baa2/BBB+	1,780,406
	750	3.483%, 11/3/10, FRN (m)	Baa2/NR	636,109
	€500	3.535%, 6/20/13, FRN	Baa2/BBB+	405,436
	$1,000	5.60%, 11/2/11	Baa2/BBB+	827,328
	1,500	5.80%, 7/28/11 (m)	Baa2/BBB+	1,254,102
		Citigroup, Inc. (m),
	3,000	2.046%, 3/16/12, FRN	A2/A	2,471,280
	9,000	5.00%, 9/15/14	Baa1/A-	7,282,260
	20,000	5.625%, 8/27/12	Baa1/A-	17,814,560
		General Electric Capital Corp.,
	£3,000	6.50%, 9/15/67 (Converts to FRN on 9/15/17)	Aa1/AA-	2,592,161
	$4,000	6.875%, 1/10/39 (m)	Aaa/AAA	3,554,508
		General Motors Acceptance Corp. LLC,
	3,000	6.00%, 12/15/11	C/CCC	2,019,813
	3,000	6.75%, 12/1/14	C/CCC	1,723,986
	4,000	Goldman Sachs Group, Inc., 1.854%, 1/12/15, FRN (m)	A1/A	3,006,440
	5,000	GPB Eurobond Finance PLC, 6.50%, 9/23/15	A3/BB+	3,225,000
		International Lease Finance Corp. (m),
	5,000	4.15%, 1/20/15	Baa1/BBB+	4,322,500
	8,460	5.00%, 4/15/10	Baa1/BBB+	7,368,059
	9,763	5.75%, 6/15/11	Baa1/BBB+	7,584,426
		Morgan Stanley (m),
	2,000	1.393%, 1/18/11, FRN	A2/A	1,742,204
	8,000	1.536%, 10/18/16, FRN	A2/A	5,396,888

1.31.09	PIMCO Strategic Global Government Fund, Inc. Annual Report	13

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments January 31, 2009 (continued)

Principal Amount (000)			Credit Rating (Moody’s/S&P)*	Value
Financial Services (continued)
	$4,000	1.698%, 1/9/14, FRN	A2/A	$2,907,328
	1,000	6.625%, 4/1/18	A2/A	915,417
		SLM Corp.,
	€1,500	3.125%, 9/17/12	Baa2/BBB-	1,326,352
	€1,000	4.495%, 11/15/11, FRN	Baa2/BBB-	907,301
	€2,000	4.75%, 3/17/14	Baa2/BBB-	1,633,911
	$570	6.99%, 2/1/14, FRN (m)	Baa2/BBB-	317,045
	5,000	Teco Finance, Inc., 6.75%, 5/1/15	Baa3/BB+	4,398,470
	1,800	UBS AG, 5.875%, 12/20/17	Aa2/A+	1,609,522
	2,000	Wells Fargo Capital X, 5.95%, 12/15/86
		(Converts to FRN on 12/15/36) (m)	A1/A+	1,501,118

				102,488,663

Industrial – 5.6%
	2,000	Bon-Ton Stores, Inc., 10.25%, 3/15/14	Caa1/CCC	310,000
		Dynegy Holdings, Inc.,
	500	7.125%, 5/15/18	B2/B	360,000
	1,000	8.375%, 5/1/16	B2/B	820,000
		Gaz Capital S.A.,
	€1,000	5.875%, 6/1/15 (a)(d)	A3/BBB	927,334
	$3,000	8.625%, 4/28/34	A3/BBB	2,508,690
	2,000	Gazprom AG, 9.625%, 3/1/13	A3/BBB	1,890,000
	1,350	Georgia-Pacific LLC, 7.75%, 11/15/29	B2/B+	945,000
	1,500	HCA, Inc., 9.00%, 12/15/14	Caa1/B-	1,076,022
		Pemex Project Funding Master Trust,
	900	6.625%, 6/15/38	Baa1/NR	693,000
	80	9.125%, 10/13/10	Baa1/BBB+	85,000
	2,300	Petroliam Nasional Bhd., 7.625%, 10/15/26	A1/A-	2,341,497
	3,500	RH Donnelley Corp., 8.875%, 1/15/16	Caa1/B-	385,000
	1,500	SemGroup L.P., 8.75%, 11/15/15 (a)(d)(f)	NR/NR	60,000
	2,793	United Air Lines, Inc., 6.636%, 1/2/24	Ba1/BBB-	1,967,384
	900	Vale Overseas Ltd., 6.25%, 1/23/17	Baa2/BBB+	867,527
	1,500	Verso Paper Holdings LLC, 9.125%, 8/1/14	B2/B+	622,500

				15,858,954

Insurance – 5.4%
		American International Group, Inc.,
	1,000	1.253%, 10/18/11, FRN (m)	A3/A-	803,735
	1,000	5.85%, 1/16/18 (m)	A3/A-	712,952
	14,275	8.175%, 5/15/68 (Converts to FRN on 5/15/38) (a)(d)(m)	Ba2/BBB	5,306,303
	9,700	8.25%, 8/15/18 (a)(d)(m)	A3/A-	7,949,878
	£1,750	8.625%, 5/22/38 (Converts to FRN on 5/22/18) (b)	Ba2/BBB	857,811

				15,630,679

Tobacco – 3.1%
	$10,000	Reynolds American, Inc., 2.696%, 6/15/11, FRN (m)	Baa3/BBB	8,947,270

Utilities – 0.3%
	1,250	Ras Laffan Liquefied Natural Gas Co. Ltd. III, 6.332%, 9/30/27 (b)	Aa2/A	902,991

Total Corporate Bonds & Notes (cost-$165,691,665)				152,553,842

14	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.09

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments January 31, 2009 (continued)

Principal Amount (000)			Credit Rating (Moody’s/S&P)*	Value
MORTGAGE-BACKED SECURITIES – 32.5%
	$82	Citigroup Mortgage Loan Trust, Inc., 7.00%, 9/25/33, CMO	Aaa/NR	$69,850
		Countrywide Alternative Loan Trust, CMO,
	1,972	6.25%, 8/25/37	Caa1/B	995,668
	2,453	6.50%, 7/25/35	Ba1/AAA	1,237,075
		Countrywide Home Loan Mortgage Pass-Through Trust, CMO,
	1,738	5.220%, 8/25/34, FRN	A1/AAA	935,950
	5,107	7.50%, 11/25/34 (a)(d)	Aaa/NR	5,155,013
		Credit Suisse First Boston Mortgage Securities Corp., CMO,
	857	1.039%, 3/25/34, FRN	Aa2/AA+	439,351
	1,582	7.00%, 2/25/34	Aaa/AAA	1,427,734
	1,143	DLJ Commercial Mortgage Corp., 7.34%, 10/10/32, CMO	Aaa/NR	1,144,874
	1,077	GMAC Mortgage Corp. Loan Trust, 5.217%, 8/19/34, CMO, FRN	Aaa/AAA	390,317
	4,550	GSAA Trust, 6.00%, 4/1/34, CMO	Aaa/AAA	3,785,405
		GSMPS Mortgage Loan Trust, CMO (a)(d),
	4,663	7.00%, 6/25/43	NR/NR	3,759,077
	143	7.50%, 6/19/27, VRN	NR/NR	147,369
	2,157	8.00%, 9/19/27, VRN	NR/NR	2,316,084
		GSR Mortgage Loan Trust, CMO,
	10,613	5.243%, 11/25/35, VRN	NR/AAA	7,266,997
	5,000	5.50%, 11/25/35	NR/AAA	2,982,800
	3,756	6.50%, 1/25/34	NR/AAA	3,541,619
		MASTR Alternative Loans Trust, CMO,
	1,766	6.50%, 3/25/34	Aaa/AAA	1,488,677
	176	7.00%, 4/25/34	Aaa/AAA	141,238
		MASTR Reperforming Loan Trust, CMO,
	3,879	7.00%, 5/25/35 (a)(d)	Aaa/AAA	3,119,158
	5,581	7.50%, 7/25/35	Aaa/AAA	6,114,989
		Nomura Asset Acceptance Corp., CMO (a)(d),
	3,233	7.00%, 10/25/34	Aaa/AAA	2,978,886
	4,491	7.50%, 3/25/34	Aaa/AAA	4,363,611
	9,699	7.50%, 10/25/34	Aaa/AAA	9,034,973
		Residential Accredit Loans, Inc., CMO,
	4,765	0.569%, 6/25/46, FRN	Aaa/AAA	2,184,384
	5,657	6.00%, 8/25/35	NR/AAA	3,859,700
		Residential Asset Mortgage Products, Inc., CMO,
	188	6.50%, 11/25/31	NR/AAA	186,224
	1,927	7.00%, 8/25/16	NR/AAA	1,840,811
	1,418	8.50%, 10/25/31	Aaa/AAA	1,433,694
	2,030	8.50%, 11/25/31	NR/AAA	2,054,944
	753	Structured Adjustable Rate Mortgage Loan Trust,
		5.370%, 3/25/34, CMO, VRN	Aaa/AAA	541,892
	7,211	Structured Asset Mortgage Investments, Inc.,
		3.979%, 8/25/47, CMO, FRN	Aaa/AAA	2,986,864
	7,096	Structured Asset Securities Corp., 7.50%, 10/25/36, CMO (a)(d)	Aaa/AAA	7,222,944
		Washington Mutual, Inc., CMO,
	3,724	6.50%, 8/25/34	NR/AAA	3,325,040
	660	7.00%, 3/25/34	NR/AAA	595,096

1.31.09	PIMCO Strategic Global Government Fund, Inc. Annual Report	15

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments January 31, 2009 (continued)

Principal Amount (000)			Credit Rating (Moody’s/S&P)*	Value
	$2,820	7.50%, 4/25/33	NR/AAA	$2,548,108
	1,800	Wells Fargo Mortgage-Backed Securities Trust,
		4.226%, 6/25/35, CMO	NR/AAA	1,439,824

Total Mortgage-Backed Securities (cost-$113,994,971)				93,056,240

U.S. TREASURY BONDS & NOTES – 21.2%
		U.S. Treasury Inflation Indexed Bonds & Notes (e)(j),
	28,059	2.00%, 7/15/14		27,866,123
	26,500	2.00%, 1/15/16		26,301,028
	6,097	2.625%, 7/15/17		6,354,616

Total U.S. Treasury Bonds & Notes (cost-$60,622,863)				60,521,767

ASSET-BACKED SECURITIES – 2.4%
	1,210	Access Financial Manufactured Housing Contract Trust,
		7.65%, 5/15/21	B2/NR	977,171
		Ameriquest Mortgage Securities, Inc., FRN (f),
	2,301	3.914%, 11/25/32	Ca/D	159,302
	1,241	6.014%, 2/25/33	Ca/D	100,307
	1,111	Bear Stearns Alt-A Trust, 6.25%, 8/25/36, CMO, VRN	Caa2/BB	551,198
		Conseco Finance Securitizations Corp.,
	820	7.96%, 2/1/32	Caa1/CCC-	470,581
	377	7.97%, 5/1/32	Caa1/CCC-	190,019
		Green Tree Financial Corp.,
	330	6.53%, 2/1/31, VRN	NR/B-	188,970
	461	7.05%, 1/15/27	B3/B	244,515
	1,000	Greenpoint Manufactured Housing, 8.30%, 10/15/26, VRN	Ca/NR	577,967
	3,773	Morgan Stanley ABS Capital I, 0.569%, 1/25/36, FRN	Aaa/AAA	3,209,457
	53	Oakwood Mortgage Investors, Inc., 0.563%, 5/15/13, FRN	Ba2/BB-	25,780
	42	Residential Asset Mortgage Products, Inc., 8.50%, 12/25/31	NR/AAA	27,355

Total Asset-Backed Securities (cost-$9,417,512)				6,722,622

SOVEREIGN DEBT OBLIGATIONS – 2.2%
Panama – 1.5%
	3,641	Republic of Panama, 9.375%, 4/1/29	Ba1/BB+	4,105,228

Tunisia – 0.7%
	2,000	Banque Centrale de Tunisie, 7.375%, 4/25/12	Baa2/BBB	2,040,000

Total Sovereign Debt Obligations (cost-$6,922,117)				6,145,228

SENIOR LOAN (a)(c) – 0.6%
Financial Services – 0.6%
	2,666	Chrysler Financial Corp., 6.00%, 8/3/12 (cost-$2,565,239)		1,626,413

MUNICIPAL BONDS – 0.4%
West Virginia – 0.4%
	1,970	Tobacco Settlement Finance Auth. Rev.,
		7.467%, 6/1/47, Ser. A (cost-$1,852,458)	Baa3/BBB	1,179,124

16	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.09

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments January 31, 2009 (continued)

Principal Amount (000)				Credit Rating (Moody’s/S&P)*	Value
SHORT-TERM INVESTMENTS – 9.6%
U.S. Treasury Bills (k)(m) – 3.9%
	$11,200		0.18%-1.01%, 2/12/09-6/11/09 (cost-$11,197,716)		$11,186,063

Repurchase Agreements – 3.6%
	10,300		Barclays Bank, dated 1/30/09, 0.28%, due 2/2/09, proceeds $10,300,240; collateralized by U.S. Treasury Inflation Index Notes, 2.375%, due 1/15/25, valued at $10,433,745 including accrued interest (cost-$10,300,000)		10,300,000

Corporate Notes – 2.0%
Financial Services – 2.0%
			General Motors Acceptance Corp. LLC,
	2,500		3.399%, 5/15/09, FRN	C/CC	2,340,625
	4,000		7.75%, 1/19/10	C/D	3,461,824

Total Corporate Notes (cost-$6,180,009)					5,802,449

U.S. Government Agency Securities – 0.1%
	25		Fannie Mae, 7.00%, 6/1/09, MBS	Aaa/AAA	25,237
			Freddie Mac, MBS,
	–	(h)	7.00%, 2/1/09	Aaa/AAA	114
	1		7.00%, 3/1/09	Aaa/AAA	766
	1		7.00%, 4/1/09	Aaa/AAA	1,300
	2		7.00%, 6/1/09	Aaa/AAA	2,030
	–	(h)	7.00%, 9/1/09	Aaa/AAA	34
	1		7.00%, 10/1/09	Aaa/AAA	545
	2		7.00%, 11/1/09	Aaa/AAA	2,019
	–	(h)	7.00%, 1/1/10	Aaa/AAA	263
			Small Business Administration
	37		6.10%, 2/1/09	Aaa/AAA	36,732
	111		7.54%, 8/10/09	Aaa/AAA	113,437

Total U.S. Government Agency Securities (cost-$181,574)					182,477

Total Short-Term Investments (cost-$27,859,299)					27,470,989

Contracts
OPTIONS PURCHASED (l) – 0.0%
Put Options – 0.0%
	100		U.S. Treasury Notes 2 yr. Futures (CBOT), strike price $81, expires 2/20/09		1,562
	500		U.S. Treasury Notes 5 yr. Futures (CBOT), strike price $81, expires 2/20/09		3,906

Total Options Purchased (cost-$6,969)					5,468

Total Investments (cost-$706,474,210) – 235.0%					671,645,515

Liabilities in excess of other assets – (135.0)%					(385,584,851)

Net Assets – 100.0%					$286,060,664

1.31.09	PIMCO Strategic Global Government Fund, Inc. Annual Report	17

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments January 31, 2009 (continued)

Notes to Schedule of Investments:

*	Unaudited
(a)	Private Placement – Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $54,855,825, representing 19.18% of net assets.
(b)	Illiquid security.
(c)	These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on January 31, 2009.
(d)	144A Security – Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.
(e)	Delayed-delivery security. To be settled/delivered after January 31, 2009.
(f)	Security in default.
(g)	Fair-Valued – Security with an aggregate value of $181,764, representing 0.06% of net assets. See Note 1(a) in the Notes to Financial Statements.
(h)	Principal amount less than $500.
(i)	Perpetual maturity security. Maturity date shown is the first call date. Interest rate is fixed until the first call date and variable thereafter.
(j)	Inflationary Bonds – Principal amount of security is adjusted for inflation.
(k)	All or partial amount segregated as collateral for swaps. See Note 3 in the Notes to Financial Statements.
(l)	Non-income producing.
(m)	All or partial amount segregated as collateral for reverse repurchase agreements. See Note 3 in the Notes to Financial Statements.

Glossary:

ABS	-	Asset-Backed Securities
	£-	British Pound
CBOT	-	Chicago Board of Trade
CMO	-	Collateralized Mortgage Obligation
	€-	Euro
FRN	-	Floating Rate Note. The interest rate disclosed reflects the rate in effect on January 31, 2009.
LIBOR	-	London Inter-Bank Offered Rate
MBS	-	Mortgage-Backed Securities
NR	-	Not Rated
TBA	-	To Be Announced
VRN	-	Variable Rate Note. Instruments whose interest rates change on specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on January 31, 2009.

18	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.09	See accompanying Notes to Financial Statements

PIMCO Strategic Global Government Fund, Inc. Statement of Assets and Liabilities
January 31, 2009

Assets:
Investments, at value (cost-$706,474,210)	$671,645,515
Cash (including foreign currency of $491,782 with a cost of $504,171)	13,292,529
Receivable for investments sold	85,278,089
Interest receivable	6,301,860
Unrealized appreciation of swaps	4,231,415
Unrealized appreciation of forward foreign currency contracts	606,859
Premium for swaps purchased	252,338
Receivable for paydown principal	47,569
Prepaid expenses and other assets	479,226
Total Assets	782,135,400

Liabilities:
Payable for reverse repurchase agreements	297,930,312
Payable for investments purchased	160,005,161
Premium for swaps sold	27,219,846
Unrealized depreciation of swaps	4,442,991
Dividends payable to shareholders	2,479,203
Payable to broker	2,400,668
Payable to broker for cash collateral	905,000
Investment management fees payable	204,775
Unrealized depreciation of forward foreign currency contracts	109,220
Interest payable for reverse repurchase agreements	83,304
Accrued expenses and other liabilities	294,256
Total Liabilities	496,074,736
Net Assets	$286,060,664

Composition of Net Assets :
Common Stock:
Par value ($0.00001 per share, applicable to 38,363,271 shares issued and outstanding)	$384
Paid-in-capital in excess of par	415,734,720
Undistributed net investment income	2,811,965
Accumulated net realized loss	(98,393,248)
Net unrealized depreciation of investments, futures contracts, swaps and foreign currency transactions	(34,093,157)
Net Assets	$286,060,664
Net Asset Value Per Share	$7.46

See accompanying Notes to Financial Statements	1.31.09	PIMCO Strategic Global Government Fund, Inc. Annual Report	19

PIMCO Strategic Global Government Fund, Inc. Statement of Operations
Year ended January 31, 2009

Investment Income:
Interest (net of foreign withholding taxes of $6,993)	$43,604,281

Expenses:
Interest expense	6,164,445
Investment management fees	2,796,187
Custodian and accounting agent fees	376,747
Shareholder communications	213,050
Legal fees	185,848
Directors’ fees and expenses	127,724
Administration fees	87,518
Audit and tax services	78,720
Transfer agent fees	45,950
Miscellaneous	41,230
Total expenses	10,117,419
Less: custody credits earned on cash balances	(6,255)
Net expenses	10,111,164

Net Investment Income	$33,493,117

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(8,546,606)
Futures contracts	(5,396,269)
Swaps	18,087,656
Foreign currency transactions	1,179,668
Net change in unrealized appreciation/depreciation of:
Investments	(55,256,345)
Futures contracts	5,461,138
Swaps	(34,350,951)
Foreign currency transactions	324,865
Net realized and change in unrealized loss on investments, futures contracts, swaps and foreign currency transactions	(78,496,844)
Net Decrease in Net Assets Resulting from Investment Operations	$(45,003,727)

20	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.09	See accompanying Notes to Financial Statements

PIMCO Strategic Global Government Fund, Inc. Statement of Changes in Net Assets

	Year ended January 31,
	2009	2008
Investment Operations:
Net investment income	$33,493,117	$22,454,684
Net realized gain (loss) on investments, futures contracts, swaps, securities sold short and foreign currency transactions	5,324,449	(29,432,066)
Net change in unrealized appreciation/depreciation of investments, futures contracts, swaps and foreign currency transactions	(83,821,293)	26,674,542
Net increase (decrease) in net assets resulting from investment operations	(45,003,727)	19,697,160
Dividends to Shareholders from Net Investment Income	(46,174,878)	(30,445,060)
Capital Share Transactions:
Reinvestment of dividends	6,070,778	3,532,771
Total decrease in net assets	(85,107,827)	(7,215,129)

Net Assets:
Beginning of year	371,168,491	378,383,620
End of year (including undistributed (dividends in excess of) net investment income of $2,811,965 and $(3,212,045), respectively)	$286,060,664	$371,168,491

Shares Issued in Reinvestment of Dividends	637,737	346,369

See accompanying Notes to Financial Statements	1.31.09	PIMCO Strategic Global Government Fund, Inc. Annual Report	21

PIMCO Strategic Global Government Fund, Inc. Statement of Cash Flows
Year ended January 31, 2009

Increase in Cash from:
Cash Flows used for operating activities:
Net decrease in net assets resulting from investment operations	$(45,003,727)

Adjustments to reconcile net decrease in net assets resulting from investment operations to net cash provided by operating activities:
Purchases of long-term investments	(4,058,991,747)
Proceeds from sales of long-term investments	4,344,871,319
Sale of short-term portfolio investments, net	(11,977,324)
Increase in receivable for investments sold	(85,175,573)
Increase in interest receivable	(1,099,999)
Proceeds from futures contracts transactions	(927,163)
Decrease in deposits with brokers for futures contracts	2,060,000
Increase in payable to broker	2,400,668
Increase in payable to broker for cash collateral	905,000
Increase in prepaid expense and other assets	(2,979)
Decrease in payable for investments purchased	(214,340,198)
Decrease in interest payable for reverse repurchase agreements	(1,108,821)
Decrease in premium for swaps purchased	6,501,555
Increase in premium for swaps sold	1,180,214
Proceeds from currency transactions	1,125,985
Decrease in investment management fees payable	(45,662)
Unrealized depreciation on investments and swaps	83,821,293
Net realized gain on investments, futures contracts, swaps and foreign currency transactions	(5,324,449)
Net amortization on investments, futures contracts, swaps and foreign currency transactions	(382,175)
Decrease in accrued expenses and other liabilities	(188,350)
Increase in receivable for paydown principal	(44,749)
Net cash provided by operating activities	18,253,118

Cash Flows used for Financing Activities:
Increase in reverse repurchase agreements	34,804,312
Cash dividends paid (excluding reinvestment of dividends of $6,070,778)	(40,077,057)
Net cash used for financing activities	(5,272,745)

Net increase in cash	12,980,373
Cash at beginning of year	312,156
Cash at end of year	$13,292,529

The Fund paid $7,273,216 in cash for interest primarily on reverse repurchase agreements.

22	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.09	See accompanying Notes to Financial Statements

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

January 31, 2009

1. Organization and Significant Accounting Policies

PIMCO Strategic Global Government Fund, Inc. (the “Fund”) commenced operations of February 24, 1994. The Fund is organized as a Maryland corporation and registered under the Investment Company Act of 1940, as amended (the “Act”), as a closed-end, non-diversified, management investment company. Prior to June 10, 2008, Pacific Investment Management Company LLC served as the Fund’s investment manager. As of June 10, 2008, Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Fund’s Investment Manager and is an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”). Allianz Global is an indirect, majority-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. The Fund has 500 million of $0.00001 par value common stock authorized.

The Fund’s primary investment objective is to generate, over time, a level of income higher than that generated by high-quality, intermediate-term U.S. debt securities. As a secondary objective, the Fund seeks to maintain volatility in the net asset value of the shares of the Fund comparable to that of high quality, intermediate-term U.S. debt securities.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been asserted. However, the Fund expects the risk of any loss to be remote.

The Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Fund’s management has determined that its evaluation of the Interpretation has resulted in no material impact to the Fund’s financial statements at January 31, 2009. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

The following is a summary of significant accounting policies consistently followed by the Fund:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures established by the Board of Directors, or persons acting at their discretion pursuant to procedures established by the Board of Directors, including certain fixed income securities which may be valued with reference to securities whose prices are more readily available. The Fund’s investments, including over-the-counter options, are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the last quoted mean price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. Prices obtained from independent pricing services use information provided

1.31.09	PIMCO Strategic Global Government Fund, Inc. Annual Report	23

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

January 31, 2009

1. Organization and Significant Accounting Policies (continued)

(a) Valuation of Investments (continued)

by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily until settlement at the forward settlement value. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. Investments initially valued in currencies other than U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the Net Asset Value (“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed and the NAV may change on days when an investor is not able to purchase or sell shares.

The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to the financial statements. The Fund’s NAV is normally determined daily as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

The Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the Fund’s financial statements.

(b) Fair Value Measurement

Effective February 1, 2008, the Fund adopted FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of the fair value measurements. Under this standard, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy under SFAS 157 are described below:

•	Level 1 – quoted prices in active markets for identical investments that the Fund has the ability to access
•

Level 2 – valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•	Level 3 – valuations based on significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value during the year ended January 31, 2009 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund utilized the following fair value techniques on Level 3 investments: multi-dimensional relational pricing model and option adjusted spread pricing.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

24	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.09

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

January 31, 2009

1. Organization and Significant Accounting Policies (continued)

(b) Fair Value Measurement (continued)

The following is a summary of the inputs used as of January 31, 2009 in valuing the Fund’s investments carried at value:

	Investments in Securities		Other Financial Instruments
Valuation Inputs	Assets	Liabilities	Assets	Liabilities
Level 1 – Quoted Prices	$—	$—	$—	$—
Level 2 – Other Significant Observable Inputs	671,463,751	—	4,838,274	(4,552,211)
Level 3 – Significant Unobservable Inputs	181,764	—	—	—

Total	$671,645,515	$—	$4,838,274	$(4,552,211)

A roll forward of fair value measurements using significant unobservable inputs (Level 3) as of January 31, 2009, were as follows:

Investments in Securities
Beginning balance, 1/31/08	$194,333
Net purchases (sales) and settlements	(8,204)
Accrued discounts (premiums)	173
Total realized gain (loss)	123
Total change in unrealized gain (loss)	(4,661)
Transfers in and/or out of Level 3	—

Ending balance, 1/31/09	$181,764

(c) Disclosures about Credit Derivatives

The Fund has adopted FASB Staff Positions No. 133-1 and FIN 45-4 “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FAS Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (“FSP”), is effective for fiscal years or interim periods beginning after November 15, 2008. The amendments to FASB 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of an recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the FSP and incorporated for the current period as part of the disclosures within Footnote 3(a) in the notes to the Financial Statements.

See also “Swap Agreements”—Note 1(k) for description of the nature of each credit derivative, maximum potential amount of future payments (undiscounted) the Fund could be required to make under the credit derivatives with sold protection and fair value of each credit derivative at January 31, 2009. Potential losses related to hybrid instruments that have embedded credit derivatives are limited to the initial cost of the investments.

(d) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income is recorded on

1.31.09	PIMCO Strategic Global Government Fund, Inc. Annual Report	25

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

January 31, 2009

1. Organization and Significant Accounting Policies (continued)

(d) Investment Transactions and Investment Income (continued)

an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Paydown gains and losses on mortgage related and other asset-backed securities are recorded as interest income on the Statement of Operations.

(e) Federal Income Taxes

The Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

(f) Dividends and Distributions

The Fund declares dividends from net investment income monthly to shareholders. Distributions of net realized capital gains, if any, are paid at least annually. The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes; they are reported as dividends and/or distributions of paid-in-capital in excess of par.

(g) Foreign Currency Translation

The Fund’s accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain or loss for both financial reporting and income tax reporting purposes.

(h) Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Fund may enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Fund may also enter these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in forward currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

26	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.09

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

January 31, 2009

1. Organization and Significant Accounting Policies (continued)

(i) Futures Contracts

The Fund may enter into future contracts. A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Fund agrees to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized appreciation or depreciation. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability or unwillingness of counterparties to meet the terms of their contracts.

(j) Option Transactions

The Fund may purchase and write (sell) put and call options on securities for hedging purposes, risk management purposes or as part of its investment strategies. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty be unable or unwilling to perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options is decreased by the premiums paid.

When an option is written, the premium received is recorded as an asset with an equal liability which is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchased transactions, as a realized loss. If a call option written by the Fund is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written by the Fund is exercised, the premium reduces the cost basis of the security. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Fund purchasing a security at a price different from its current market value.

(k) Swap Agreements

The Fund may invest in swap agreements. Swap agreements are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Fund may enter into credit default, cross- currency, interest rate, total return, variance and other forms of swap agreements in order to manage its exposure to credit, currency and interest rate risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and

1.31.09	PIMCO Strategic Global Government Fund, Inc. Annual Report	27

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

January 31, 2009

1. Organization and Significant Accounting Policies (continued)

(k) Swap Agreements (continued)

prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) as applicable. These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, legal, market, counterparty and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements—Credit default swap agreements involve one party (referred to as the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

28	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.09

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

January 31, 2009

1. Organization and Significant Accounting Policies (continued)

(k) Swap Agreements (continued)

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swap to achieve a similar effect. Credit-default swap on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed later in the Notes (see 3(a)) and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of January 31, 2009 for which the Fund is the seller of protection are disclosed later in the Notes (see 3(a)). These potential amounts would be partially offset by any

1.31.09	PIMCO Strategic Global Government Fund, Inc. Annual Report	29

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

January 31, 2009

1. Organization and Significant Accounting Policies (continued)

(k) Swap Agreements (continued)

recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements—Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

(l) Senior Loans

The Fund purchases assignments of Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Fund succeeds all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.

(m) Borrowing Under Mortgage Dollar Rolls

The Fund enters into dollar rolls in which the Fund sells securities for delivery in the current month simultaneously contracts to repurchase substantially similar (same type, same or similar interest and maturity) securities on a specified future date. The difference between the selling price and future purchase price is an adjustment to interest income on the Statement of Operations. During roll period, the Fund forgoes principal and interest paid on the securities. The Fund accounts for rolls as financing transactions. The Fund’s dollar roll transactions are intended to enhance the Fund’s yield by earning a spread between the yield on the underlying mortgage securities and short- interest rates. At January 31, 2009, there were $67,872 in dollar roll commitments outstanding.

(n) Repurchase Agreements

The Fund enters into transactions with its custodian bank or securities brokerage firms whereby it purchases securities under agreements to resell at an agreed upon price and date (“repurchase agreements”). Such agreements are carried at the contract amount in the financial statements. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, are held by the custodian bank until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Fund require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

30	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.09

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

January 31, 2009

1. Organization and Significant Accounting Policies (continued)

(o) Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells securities to a bank or broker-dealer and agrees to repurchase the securities at a mutually agreed date and price. Generally, the effect of such a transaction is that the Fund can recover and reinvest all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash. Unless the Fund covers its positions in reverse repurchase agreements (by segregating liquid assets at least equal in amount to the forward purchase commitment), its obligations under the agreements will be subject to the Fund’s limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(p) When-Issued/Delayed-Delivery Transactions

The Fund may purchase or sell securities on a when-issued or delayed-delivery basis. Such transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Fund will set aside and maintain until the settlement date in a designated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations; consequently, such fluctuations are taken into account when determining the net asset value. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a security on a delayed-delivery basis is sold, the Fund do not participate in future gains and losses with respect to the security.

(q) Mortgage-Related and Other Asset-Backed Securities

The Fund may invest in mortgage-related or other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBSs involves one class receiving all or a portion of the interest from the mortgage assets (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette” class), while the other class will receive all of the principal (the principal-only, or “PO” class). Payments received for IOs and IOettes are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO or IOettes, adjustments are made to the book value of the security on a daily basis until maturity. SMBS represent a participation in, or

1.31.09	PIMCO Strategic Global Government Fund, Inc. Annual Report	31

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

January 31, 2009

1. Organization and Significant Accounting Policies (continued)

(q) Mortgage-Related and Other Asset-Backed Securities (continued)

are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (IOs), which receive all of the interest, and principal-only securities (POs), which receive all of the principal. If the underlying mortgage assets experience greater than anticipated payments of principal, the Fund may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

(r) U.S. Government Agencies or Government-Sponsored Enterprises

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(s) Custody Credits on Cash Balances

The Fund benefits from an expense offset arrangement with its custodian bank, whereby uninvested cash balances earn credits which reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income producing securities, they would have generated income for the Fund.

2. Investment Manager/Administrator/Sub-Adviser

On August 27, 2008, the Fund entered into an Investment Management Agreement, as amended July 7, 2008, (the “Agreement”) with the Investment Manager, replacing Pacific Investment Management Company LLC as the Fund’s investment manager. Subject to the supervision of the Fund’s Board of Directors, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable monthly, at an annual rate of 0.85% of the Fund’s average daily net assets.

On June 10, 2008, the Fund entered into an interim Investment Management Agreement and an interim Administrative Services Agreement with the Investment Manager (the “Interim Agreements”). Pursuant to the interim Investment Management Agreement, the Investment Manager received an annual fee, payable monthly, at an annual rate of 0.82% of the Fund’s average daily net assets. The Investment Manager waived receipt of any such fees in excess of 0.82% of the Fund’s average weekly net assets. Pursuant to the interim Administrative Services Agreement, the Investment Manager received an annual fee, payable monthly, at an annual rate of 0.03% of the Fund’s average daily net assets. The Interim Agreements were later replaced by the Agreement on August 27, 2008.

The Investment Manager has retained its affiliate, Pacific Investment Management Company LLC (the “Sub-Adviser”), to manage the Fund’s investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all the Fund’s investment decisions. The

32	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.09

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

January 31, 2009

2. Investment Manager/Administrator/Sub-Adviser (continued)

Investment Manager, and not the Fund, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services. Prior to June 10, 2008, the Sub-Adviser also served as investment manager and administrator to the Fund and received annual fees, payable monthly of 0.82% and 0.05% of the Fund’s average weekly net assets for investment management and administrative services, respectively.

3. Investments in Securities

Purchases and sales of investments, other than short-term securities and U.S. government obligations for the year ended January 31, 2009, were $200,789,620 and $94,509,373, respectively. Purchases and sales in U.S. Government obligations were $3,855,832,631 and $4,172,600,586, respectively.

(a) Credit default swaps agreements:

Sell protection swap agreements outstanding at January 31, 2009 (1):

Swap Counterparty/ Referenced Debt Issuer	Notional Amount Payable on Default (000)(3)	Credit Spread(2)*	Termination Date	Payments Received by Fund	Market Value(4)	Upfront Premiums Received	Unrealized Appreciation (Depreciation)
Bank of America:
ABS Home Equity Index	$6,000	31.50%	8/25/37	0.15%	$(5,670,000)	$(5,325,000)	$(344,050)
Barclays Bank:
Citigroup	3,700	7.134%	12/20/13	5.00%	(275,971)	(753,500)	510,209
BNP Paribas:
General Electric	800	4.08%	12/20/13	4.60%	18,152	—	25,205
Citigroup:
American Express	500	2.907%	12/20/13	4.30%	29,021	—	33,142
Home Equity Index	4,700	10.423%	8/25/37	0.09%	(3,066,750)	(2,244,250)	(822,053)
SLM	2,900	7.558%	12/20/13	5.00%	(253,341)	(350,000)	123,645
Credit Suisse First Boston:
ABS Home Equity Index	15,500	31.50%	8/25/37	0.15%	(14,647,500)	(13,175,000)	(1,470,046)
Deutsche Bank:
American International Group	3,000	4.993%	3/20/13	2.10%	(301,225)	—	(293,875)
Citigroup	1,200	7.134%	12/20/13	5.00%	(89,504)	(318,000)	239,996
General Electric	4,100	4.08%	12/20/13	4.775%	121,461	—	157,897
General Electric	8,000	4.08%	12/20/13	4.82%	251,263	—	317,672
Home Equity Index	7,640	8.657%	7/25/45	0.18%	(1,871,810)	(1,126,906)	(743,567)
SLM	4,000	7.558%	12/20/13	5.00%	(349,436)	(490,000)	173,342
Goldman Sachs:
Citigroup	8,000	7.134%	12/20/13	5.00%	(596,694)	(1,920,000)	1,392,195
Merrill Lynch & Co.:
American Express	8,000	2.907%	12/20/13	4.10%	397,779	—	454,268
Home Equity Index	4,775	8.657%	7/25/45	0.18%	(1,169,881)	(537,190)	(631,855)
SLM	8,000	7.558%	12/20/13	5.00%	(698,872)	(980,000)	350,017

					$(28,173,308)	$(27,219,846)	$(527,858)

*	Unaudited

1.31.09	PIMCO Strategic Global Government Fund, Inc. Annual Report	33

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

January 31, 2009

3. Investments in Securities (continued)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at January 31, 2009 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(b) Interest rate swap agreements outstanding at January 31, 2009:

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by Fund	Payments received by Fund	Market Value	Upfront Premiums Paid	Unrealized Appreciation (Depreciation)
Deutsche Bank	£4,200	12/15/35	4.00%	6-Month GBP-LIBOR	$1,041	$138,586	$(137,545)
HSBC Bank	£9,300	9/15/10	6-Month GBP-LIBOR	5.00%	611,486	113,753	453,827

					$612,527	$252,339	$316,282

£/GBP – British Pound

LIBOR – London Inter-Bank Offered Rate

(c) Forward foreign currency contracts outstanding at January 31, 2009:

	Counterparty	U.S. $ Value on Origination Date	U.S. $ Value January 31, 2009	Unrealized Appreciation (Depreciation)
Buy:
1,076,700 Brazilian Real settling 2/3/09	HSBC Bank USA	$464,856	$463,445	$(1,411)
1,047,168 Brazilian Real settling 2/3/09	Barclays Bank	432,000	450,734	18,734
29,532 Brazilian Real settling 2/3/09	UBS	12,896	12,711	(185)
188,000,000 Japanese Yen settling 3/5/09	Deutsche Bank	2,081,419	2,094,331	12,912
Sold:
1,076,700 Brazilian Real settling 2/3/09	HSBC Bank USA	489,187	463,446	25,741
1,047,168 Brazilian Real settling 2/3/09	Barclays Bank	452,106	450,734	1,372
29,532 Brazilian Real settling 2/3/09	UBS	12,750	12,711	39
29,532 Brazilian Real settling 6/2/09	UBS	12,519	12,294	225
2,790,000 British Pound settling 2/26/09	Deutsche Bank	4,229,640	4,021,011	208,629
3,913,000 Euro settling 2/12/09	JPMorgan Chase & Co.	5,352,984	5,013,777	339,207
218,438,000 Japanese Yen settling 3/5/09	BNP Paribas Bank	2,325,788	2,433,412	(107,624)

				$497,639

34	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.09

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

January 31, 2009

3. Investments in Securities (continued)

The Fund received $370,000 principal value in U.S. Treasury Bills and $530,000 in cash as collateral for derivative contracts. Cash collateral received may be invested in accordance with the Fund’s investment strategy. Collateral received as securities cannot be pledged.

(d) The weighted average daily balance of reverse repurchase agreements outstanding during the year ended January 31, 2009 was $235,950,326 at a weighted average interest rate of 2.58%. Open reverse repurchase agreements at January 31, 2009:

Counterparty	Rate	Trade Date	Maturity Date	Principal & Interest	Principal
Barclays Bank:	0.50%	1/13/09	2/12/09	$120,031,667	$120,000,000
	0.60%	1/13/09	2/12/09	65,546,750	65,526,000
	0.90%	1/22/09	2/23/09	22,383,594	22,378,000
	0.90%	1/26/09	2/23/09	9,118,680	9,117,312
Credit Suisse First Boston:	0.90%	1/14/09	2/17/09	24,236,902	24,226,000
	0.90%	1/22/09	2/24/09	5,679,419	5,678,000
	0.90%	1/26/09	2/17/09	5,115,767	5,115,000
	0.90%	1/29/09	3/2/09	21,565,617	21,564,000
Deutsche Bank:	1.05%	1/14/09	2/10/09	7,008,678	7,005,000
Goldman Sachs:	0.60%	1/9/09	2/12/09	12,260,698	12,256,000
	0.60%	1/22/09	2/12/09	5,065,844	5,065,000

					$297,930,312

Details of underlying collateral for open reverse repurchase agreements at January 31, 2009, as reflected in the Schedule of Investments:

Counterparty	Description	Rate	Maturity Date	Principal	Market Value
Barclays Bank:	Bear Stearns Cos., Inc.	6.40%	10/2/17	$2,000,000	$2,012,316
	Bear Stearns Cos., Inc.	6.95%	8/10/12	3,000,000	3,145,680
	Citigroup, Inc.	2.046%	3/16/12	3,000,000	2,471,280
	Citigroup, Inc.	5.625%	8/27/12	20,000,000	17,814,560
	Fannie Mae	4.744%	12/1/25	133,250	131,348
	Fannie Mae	5.081%	12/1/28	101,200	99,989
	Fannie Mae	5.153%	11/1/27	78,370	77,826
	Fannie Mae	5.275%	4/1/30	20,000	20,137
	Fannie Mae	5.39%	2/1/27	54,286	53,499
	Fannie Mae	5.50%	4/1/32	146,679	151,389
	Fannie Mae	5.611%	3/1/32	171,784	172,150
	Fannie Mae	5.807%	8/25/43	2,500,000	2,544,369
	Fannie Mae	6.50%	5/1/13	57,183	59,863
	Fannie Mae	6.50%	10/1/13	46,332	48,505
	Fannie Mae	6.50%	2/1/14	392,477	410,263
	Fannie Mae	6.50%	2/1/28	716,278	751,247
	Fannie Mae	6.50%	9/1/28	106,168	111,593
	Fannie Mae	6.50%	11/1/28	930,270	977,811
	Fannie Mae	6.50%	1/1/29	70,062	73,643
	Fannie Mae	6.50%	2/1/29	44,220	46,480
	Fannie Mae	6.50%	3/1/29	629,780	661,571
	Fannie Mae	6.50%	4/1/29	58,285	61,227

1.31.09	PIMCO Strategic Global Government Fund, Inc. Annual Report	35

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

January 31, 2009

3. Investments in Securities (continued)

Counterparty	Description	Rate	Maturity Date	Principal	Market Value
	Fannie Mae	6.50%	6/1/29	$67,153	$70,543
	Fannie Mae	6.50%	7/1/29	953,547	1,001,682
	Fannie Mae	6.50%	8/1/31	102,534	106,987
	Fannie Mae	6.50%	9/25/31	2,004,099	2,145,293
	Fannie Mae	6.50%	10/1/31	124,340	129,705
	Fannie Mae	6.50%	11/1/31	59,106	61,647
	Fannie Mae	6.50%	3/25/32	3,478,297	3,593,970
	Fannie Mae	6.50%	6/1/32	74,246	77,344
	Fannie Mae	6.50%	8/1/32	196,221	203,774
	Fannie Mae	6.50%	9/1/32	120,142	124,638
	Fannie Mae	6.50%	12/25/41	1,480,544	1,554,116
	Fannie Mae	7.00%	1/1/13	158,272	164,173
	Fannie Mae	7.00%	3/1/16	312,006	332,286
	Fannie Mae	7.00%	5/1/16	175,831	184,216
	Fannie Mae	7.00%	11/1/16	221,812	228,385
	Fannie Mae	7.00%	5/1/17	546,731	575,965
	Fannie Mae	7.00%	11/1/17	152,713	159,646
	Fannie Mae	7.00%	7/1/21	892,893	933,878
	Fannie Mae	7.00%	11/1/24	137,232	145,235
	Fannie Mae	7.00%	2/1/29	61,823	65,721
	Fannie Mae	7.00%	3/1/29	192,902	205,015
	Fannie Mae	7.00%	4/1/29	150,630	160,054
	Fannie Mae	7.00%	5/1/29	56,715	60,290
	Fannie Mae	7.00%	6/1/29	48,934	52,019
	Fannie Mae	7.00%	9/1/29	108,477	115,316
	Fannie Mae	7.00%	4/1/30	8,703,785	9,257,906
	Fannie Mae	7.00%	5/1/30	142,129	151,090
	Fannie Mae	7.00%	8/1/31	86,271	91,707
	Fannie Mae	7.00%	9/1/31	124,701	132,560
	Fannie Mae	7.00%	12/1/31	203,975	216,827
	Fannie Mae	7.00%	2/1/32	196,443	208,820
	Fannie Mae	7.00%	4/1/32	55,093	58,738
	Fannie Mae	7.00%	5/1/32	157,297	167,181
	Fannie Mae	7.00%	6/1/32	188,868	200,735
	Fannie Mae	7.00%	7/1/32	73,209	77,809
	Fannie Mae	7.00%	9/1/33	276,365	290,442
	Fannie Mae	7.00%	11/1/33	366,682	387,687
	Fannie Mae	7.00%	1/1/34	585,237	614,804
	Fannie Mae	7.00%	7/1/34	272,672	289,864
	Fannie Mae	7.00%	3/1/35	273,467	289,596
	Fannie Mae	7.00%	7/1/36	5,696,998	5,934,966
	Fannie Mae	7.00%	9/25/41	2,026,006	2,145,233
	Fannie Mae	7.00%	3/25/45	3,350,889	3,548,983
	Fannie Mae	7.00%	12/1/46	1,574,222	1,640,864
	Fannie Mae	7.00%	1/1/47	845,166	880,944
	Fannie Mae	7.065%	3/1/32	300,000	320,146
	Fannie Mae	7.50%	6/1/17	889,824	935,266

36	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.09

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

January 31, 2009

3. Investments in Securities (continued)

Counterparty	Description	Rate	Maturity Date	Principal	Market Value
	Fannie Mae	7.50%	12/1/17	$64,560	$68,976
	Fannie Mae	7.50%	5/1/22	540,504	575,788
	Fannie Mae	7.50%	4/1/24	850,331	902,413
	Fannie Mae	7.50%	7/1/26	42,057	44,865
	Fannie Mae	7.50%	7/1/27	46,457	49,517
	Fannie Mae	7.50%	12/1/29	43,754	46,573
	Fannie Mae	7.50%	4/1/30	144,911	154,372
	Fannie Mae	7.50%	7/1/31	48,593	51,693
	Fannie Mae	7.50%	7/1/32	1,078,438	1,146,367
	Fannie Mae	7.50%	9/1/35	3,367,824	3,649,744
	Fannie Mae	7.50%	7/25/41	688,393	729,962
	Fannie Mae	7.50%	2/25/42	912,211	968,066
	Fannie Mae	7.75%	3/1/31	89,697	92,309
	Fannie Mae	7.815%	12/1/30	242,064	248,812
	Fannie Mae	8.00%	9/1/24	542,722	573,281
	Fannie Mae	8.00%	5/1/30	115,205	122,573
	Fannie Mae	8.00%	7/1/30	65,264	69,438
	Fannie Mae	8.00%	7/19/30	2,264,746	2,404,765
	Fannie Mae	8.00%	8/1/30	51,550	54,846
	Fannie Mae	8.00%	5/1/31	135,518	144,184
	Fannie Mae	8.00%	7/1/31	612,080	649,153
	Fannie Mae	8.00%	10/1/31	450,518	478,341
	Fannie Mae	8.00%	11/1/31	60,113	63,858
	Fannie Mae	8.50%	4/1/16	100,127	113,227
	Fannie Mae	8.50%	6/18/27	1,839,399	2,053,934
	Fannie Mae	9.00%	12/1/19	9,256,974	10,333,188
	Fannie Mae	9.42%	5/15/21	1,291,392	1,411,558
	Fannie Mae	10.101%	7/15/27	437,204	489,390
	Freddie Mac	5.221%	9/1/31	141,132	140,338
	Freddie Mac	5.50%	12/1/31	99,463	101,874
	Freddie Mac	6.00%	12/15/16	4,443,950	4,690,915
	Freddie Mac	6.00%	4/1/17	1,648,836	1,715,176
	Freddie Mac	6.00%	3/1/33	2,557,146	2,639,660
	Freddie Mac	6.00%	2/1/34	76,302	79,164
	Freddie Mac	6.50%	11/1/16	1,940,580	2,029,736
	Freddie Mac	6.50%	10/15/23	3,000,000	3,171,009
	Freddie Mac	6.50%	6/15/31	17,316,434	18,203,406
	Freddie Mac	6.50%	7/15/32	7,579,109	8,166,169
	Freddie Mac	6.50%	7/1/37	8,430,197	8,715,770
	Freddie Mac	6.90%	9/15/23	2,086,812	2,204,050
	Freddie Mac	7.00%	9/1/11	1,583,729	1,645,123
	Freddie Mac	7.00%	9/1/12	208,682	217,986
	Freddie Mac	7.00%	7/1/13	1,084,430	1,126,469
	Freddie Mac	7.00%	9/1/14	674,759	708,115
	Freddie Mac	7.00%	11/1/14	164,733	173,152
	Freddie Mac	7.00%	4/1/16	56,800	59,720
	Freddie Mac	7.00%	7/1/16	54,824	57,689

1.31.09	PIMCO Strategic Global Government Fund, Inc. Annual Report	37

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

January 31, 2009

3. Investments in Securities (continued)

Counterparty	Description	Rate	Maturity Date	Principal	Market Value
	Freddie Mac	7.00%	3/1/17	$42,282	$44,346
	Freddie Mac	7.00%	6/1/17	1,321,542	1,382,366
	Freddie Mac	7.00%	8/1/21	1,089,797	1,139,371
	Freddie Mac	7.00%	9/1/21	1,323,866	1,384,088
	Freddie Mac	7.00%	1/15/24	1,891,974	2,003,796
	Freddie Mac	7.00%	7/15/27	1,425,949	1,524,410
	Freddie Mac	7.00%	3/15/29	4,311,000	4,669,433
	Freddie Mac	7.00%	3/1/31	148,122	157,033
	Freddie Mac	7.00%	6/15/31	2,398,570	2,521,037
	Freddie Mac	7.00%	10/1/31	980,632	1,039,630
	Freddie Mac	7.00%	1/1/32	446,099	473,812
	Freddie Mac	7.00%	4/1/32	149,880	158,892
	Freddie Mac	7.00%	1/1/36	609,696	646,378
	Freddie Mac	7.00%	6/1/36	11,082,385	11,486,431
	Freddie Mac	7.00%	7/1/36	1,263,497	1,309,562
	Freddie Mac	7.00%	8/1/36	9,235,706	9,572,424
	Freddie Mac	7.00%	9/1/36	7,136,535	7,396,721
	Freddie Mac	7.00%	11/1/36	2,931,732	3,039,035
	Freddie Mac	7.00%	12/1/36	1,039,138	1,077,024
	Freddie Mac	7.00%	1/1/37	7,571,313	7,847,350
	Freddie Mac	7.50%	1/1/16	118,472	124,621
	Freddie Mac	7.50%	8/1/24	521,838	557,136
	Freddie Mac	7.50%	4/1/26	44,681	47,493
	Freddie Mac	7.50%	6/1/26	213,788	227,245
	Freddie Mac	7.50%	7/1/26	185,605	197,288
	Freddie Mac	7.50%	12/1/26	592,421	629,711
	Freddie Mac	7.50%	12/1/30	1,364,439	1,450,325
	Freddie Mac	7.50%	5/1/32	984,074	1,046,542
	Freddie Mac	7.50%	7/1/33	296,438	310,723
	Freddie Mac	7.50%	3/1/37	1,227,536	1,279,783
	Freddie Mac	8.00%	8/1/24	68,774	72,902
	Freddie Mac	8.00%	12/1/26	864,339	916,281
	Freddie Mac	8.50%	10/1/30	537,415	569,217
	Ginnie Mae	7.00%	3/20/31	5,270,855	5,522,182
	Goldman Sachs Group, Inc.	1.854%	1/12/15	4,000,000	3,006,440
	Reynolds American, Inc.	2.696%	6/15/11	10,000,000	8,947,270
Credit Suisse First Boston:	American Express Bank	0.541%	5/29/12	3,000,000	2,478,474
	American Express Credit Corp.	0.489%	6/16/11	4,944,000	4,273,777
	American International Group, Inc.	1.253%	10/18/11	1,000,000	803,735
	American International Group, Inc.	5.85%	1/16/18	1,000,000	712,952
	American International Group, Inc.	8.175%	5/15/68	14,275,000	5,306,303

38	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.09

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

January 31, 2009

3. Investments in Securities (continued)

Counterparty	Description	Rate	Maturity Date	Principal	Market Value
	American International Group, Inc.	8.25%	8/15/18	$9,700,000	$7,949,878
	CIT Group, Inc.	2.219%	3/12/10	2,000,000	1,780,406
	CIT Group, Inc.	3.483%	11/3/10	750,000	636,109
	CIT Group, Inc.	5.80%	7/28/11	1,500,000	1,254,102
	Citigroup, Inc.	5.00%	9/15/14	9,000,000	7,282,260
	General Electric Capital Corp.	6.875%	1/10/39	4,000,000	3,554,508
	International Lease Finance Corp.	4.15%	1/20/15	5,000,000	4,322,500
	International Lease Finance Corp.	5.75%	6/15/11	9,763,000	7,584,426
	Morgan Stanley	1.393%	1/18/11	2,000,000	1,742,204
	Morgan Stanley	1.536%	10/18/16	8,000,000	5,396,888
	Morgan Stanley	1.698%	1/9/14	4,000,000	2,907,328
	Morgan Stanley	6.625%	4/1/18	1,000,000	915,417
	SLM Corp.	6.99%	2/1/14	570,000	317,045
	Wachovia Bank	3.573%	11/3/14	825,000	651,677
	Wachovia Corp.	1.224%	10/15/11	2,250,000	2,043,758
	Wachovia Corp.	1.255%	4/23/12	3,000,000	2,662,593
	Wells Fargo Capital X	5.95%	12/15/86	2,000,000	1,501,118
Deutsche Bank:	International Lease Finance Corp.	5.00%	4/15/10	8,460,000	7,368,059
Goldman Sachs:	Fannie Mae	4.25%	11/25/24	393,478	368,133
	Fannie Mae	5.00%	5/25/16	200,000	203,668
	Fannie Mae	5.50%	12/25/34	887,150	899,659
	Fannie Mae	5.50%	4/25/35	1,370,000	1,387,439
	Fannie Mae	6.00%	4/25/17	250,000	266,065
	Fannie Mae	6.50%	6/25/23	325,335	335,571
	Fannie Mae	6.50%	11/18/27	535,169	575,143
	Fannie Mae	6.50%	8/25/42	372,353	382,604
	Fannie Mae	7.00%	7/18/12	275,727	288,268
	Fannie Mae	7.00%	10/25/41	249,802	264,606
	Fannie Mae	7.00%	11/25/43	516,255	535,017
	Fannie Mae	7.00%	2/25/44	521,002	541,206
	Fannie Mae	7.50%	6/19/30	253,537	265,189
	Fannie Mae	7.50%	6/25/30	254,923	266,500
	Fannie Mae	7.50%	3/25/44	968,241	1,019,903
	Fannie Mae	8.50%	6/25/30	183,495	204,806
	Freddie Mac	5.00%	10/15/16	200,000	203,937
	Freddie Mac	5.00%	11/15/16	250,000	258,056
	Freddie Mac	6.00%	9/15/16	394,145	415,330
	Freddie Mac	6.00%	12/15/28	1,327,609	1,397,528
	Freddie Mac	6.50%	4/15/18	300,000	307,336
	Freddie Mac	6.50%	6/15/32	1,650,474	1,750,422
	Freddie Mac	6.95%	7/15/21	984,236	1,055,664
	Freddie Mac	7.00%	7/15/12	172,447	172,320

1.31.09	PIMCO Strategic Global Government Fund, Inc. Annual Report	39

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

January 31, 2009

3. Investments in Securities (continued)

Counterparty	Description	Rate	Maturity Date	Principal	Market Value
	Freddie Mac	7.00%	9/15/25	$1,074,519	$1,124,123
	Freddie Mac	7.00%	2/25/43	1,081,740	1,115,150
	Freddie Mac	7.00%	9/25/43	449,522	463,438
	Freddie Mac	7.50%	5/15/24	1,060,000	1,142,133
	Freddie Mac	7.50%	3/15/28	267,791	275,237
	Freddie Mac	7.50%	7/25/32	289,795	305,614
	Freddie Mac	8.00%	4/15/30	270,631	285,301
	Freddie Mac	8.50%	4/15/22	355,911	378,587
	Ginnie Mae	7.25%	7/16/28	154,755	157,204
	Ginnie Mae	7.50%	6/20/26	171,488	177,443
	Ginnie Mae	8.00%	3/20/30	455,330	502,483

					$332,242,424

4. Income Tax Information

For the years ended January 31, 2009 and January 31, 2008, the tax character of dividends paid of $46,174,877 and $30,445,060, respectively, were comprised entirely of ordinary income.

At January 31, 2009, the tax character of distributable earnings of $4,043,303 was comprised entirely of ordinary income.

For the year ended January 31, 2009, permanent “book-tax” differences were primarily attributable to the differing treatment of swap payments, expiration of capital loss carryforward, foreign currency transactions, and paydowns. These adjustments were to increase undistributed net investment income by $18,705,771, decrease paid-in capital in excess of par by $28,487,805 and decrease accumulated net realized losses by $9,782,034.

Net investment income and net realized gains differ for financial statement and federal income tax purposes primarily due to the treatment of amounts received under swap agreements. For year ended January 31, 2009, the Fund received $8,370,974 from swap agreements, which are treated as net realized gain for financial statement purposes and as net income for federal income tax purposes.

At January 31, 2009, the Fund had a capital loss carryforward of $87,631,029 which will expire as follows and are available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

Amount	Expiration
$2,187,557	2012
9,752,177	2013
6,177,207	2014
616,832	2015
7,081,708	2016
61,815,848	2017

During the fiscal year ended January 31, 2009, $28,487,803 of capital loss carryforward expired.

In accordance with U.S. Treasury regulations, the Fund elected to defer realized capital losses of $10,371,231 arising after October 31, 2008. Such losses are treated for tax purposes as arising on February 1, 2009.

40	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.09

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

January 31, 2009

4. Income Tax Information (continued)

The cost basis of portfolio securities for federal income tax purposes is $706,865,198. Aggregate gross unrealized appreciation for securities in which there is an excess of value over tax cost is $10,730,646; aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $45,950,329; net unrealized depreciation for federal income tax purposes is $35,219,683. The difference between book and tax depreciation is primarily attributable to wash sales.

5. Subsequent Dividend Declarations

On February 2, 2009, a dividend of $0.065 per share was declared to common shareholders payable March 2, 2009 to shareholders of record on February 12, 2009.

On March 2, 2009, a dividend of $0.065 per share was declared to common shareholders payable April 1, 2009 to shareholders of record on March 12, 2009.

6. Market and Credit Risk

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (“SIPA”) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

The Fund had select derivatives transactions and collateral outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of other liabilities on the Statement of Assets and Liabilities and net change in unrealized appreciation (depreciation) on the Statement of Operations. A facilitated auction occurred on October 10, 2008 comprising multiple pre-approved brokerage agencies to determine the estimated recovery rate for holdings and credit default swap agreements with Lehman Brothers Holdings Inc. as the referenced entity. These recovery rates have been utilized in determining estimated recovery values for certain holdings. Financial assets and liabilities may be offset and the net amount may be reported in the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts and the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 39, Offsetting of Amounts Related to Certain Contracts (“FIN 39”) have been met. As of January 31, 2009, the line item titled “Payable to Broker” on the Statement of Assets and Liabilities represents the net amount payable to Lehman Brothers for early terminated swap contracts offset by cash collateral of $8,250,000 as a result of the application of FIN 39. As a result of the early terminated swap contracts, the Fund realized losses which decreased the Fund’s NAV by $0.01 per share.

The Sub-Adviser has delivered notices of default to the relevant Lehman Brothers entities in accordance with the terms of the applicable agreements. For transactions with Lehman Brothers counterparties, the Sub-Adviser has terminated the trades and, has obtained quotations from brokers for replacement trades

1.31.09	PIMCO Strategic Global Government Fund, Inc. Annual Report	41

PIMCO Strategic Global Government Fund, Inc. Notes to Financial Statements

January 31, 2009

7. Legal Proceedings

In June and September 2004, the Investment Manager and certain of its affiliates (including PEA Capital LLC (“PEA”), Allianz Global Investors Distributors LLC and Allianz Global Investors of America L.P.), agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by PEA. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing and consented to cease and desist orders and censures. Subsequent to these events, PEA deregistered as an investment adviser and dissolved. None of the settlements alleged that any inappropriate activity took place with respect to the Fund.

Since February 2004, the Investment Manager, the Sub-Adviser, and certain of their affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing” which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the U.S. District Court of Maryland. Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against the Investment Manager, the Sub-Adviser, their affiliates or related injunctions.

The Investment Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Fund or on their ability to perform their respective investment advisory activities relating to the Fund.

The foregoing speaks only as of the date hereof.

42	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.09

PIMCO Strategic Global Government Fund, Inc. Financial Highlights
For a share outstanding throughout each year:

	Year ended January 31,
	2009		2008	2007	2006	2005
Net asset value, beginning of year	$9.84		$10.12	$10.39	$11.01	$11.41
Investment Operations:
Net investment income	0.89		0.60 (1)	0.65 (1)	0.75 (1)	0.82 (1)
Net realized and change in unrealized loss on investments, futures contracts, swaps, and foreign currency transactions	(2.05)		(0.07)	(0.09)	(0.48)	(0.23)
Total from investment operations	(1.16)		0.53	0.56	0.27	0.59
Dividends to Shareholders from Net Investment Income	(1.22)		(0.81)	(0.83)	(0.89)	(0.99)
Net asset value, end of year	$7.46		$9.84	$10.12	$10.39	$11.01
Market price, end of year	$9.51		$10.39	$11.14	$11.58	$12.88
Total Investment Return (2)	4.63%		1.02%	4.21%	(2.95)%	13.36%
RATIOS/SUPPLEMENTAL DATA:
Net assets end of year (000)	$286,061		$371,168	$378,385	$382,618	$399,268
Ratio of expenses to average net assets, including interest expense (3)	3.01	%(4)	5.48%	3.03%	1.52%	1.06%
Ratio of expenses to average net assets, excluding interest expense	1.18	%(4)	1.07%	1.06%	1.06%	1.05%
Ratio of net investment income to average net assets	9.96%		5.98%	6.42%	6.99%	7.38%
Portfolio turnover	110%		154%	123%	361%	224%
(1)	Calculated based on average shares outstanding.
(2)	Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale of share of common stock at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges.
(3)	Interest expense primarily relates to investments in reverse repurchase agreement transactions.
(4)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See note 1(s) in Notes to Financial Statements).

See accompanying Notes to Financial Statements	1.31.09	PIMCO Strategic Global Government Fund, Inc. Annual Report	43

PIMCO Strategic Global Government Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

the PIMCO Strategic Global Government Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the PIMCO Strategic Global Government Fund, Inc. (the “Fund”) at January 31, 2009, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2009 by correspondence with the custodian and brokers provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, MO

March 27, 2009

44	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.09

PIMCO Strategic Global Government Fund, Inc.

Shareholder Meetings Results (unaudited)

The Fund held its annual meeting of shareholders on June 9, 2008. Shareholders voted to elect as new Directors of the Fund: Hans W. Kertess, (Chairman of the Board of Directors), Paul Belica, Robert E. Connor, John J. Dalessandro II, John C. Maney, William B. Ogden, IV and R. Peter Sullivan III as indicated below:

		Affirmative	Withheld Authority	Against
Class I Directors:	Election of John J. Dalessandro II to serve until 2010*	27,652,391	397,901	—
	Election of William B. Ogden, IV to serve until 2010	27,680,634	369,658	—
Class II Directors:	Election of Hans W. Kertess to serve until 2011	27,672,083	378,209	—
	Election of John C. Maney to serve until 2011	27,673,981	376,311	—
	Election of R. Peter Sullivan III to serve until 2011	27,676,944	373,348	—
Class III Directors:	Election of Paul Belica to serve until 2009	27,634,872	415,420	—
	Election of Robert E. Connor to serve until 2009	27,654,278	396,014	—

In June 2008, the Fund’s Board of Directors appointed Diana L. Taylor as Class I Director.

*Mr. Dalessandro II served as a Class I Director of the Fund until his death on September 14, 2008.

The Fund held a special meeting of shareholders on August 27, 2008. Shareholders voted and approve the following proposals:

		For	Against	Abstain
Proposal One:	To approve a new Investment Management Agreement between the Fund and Allianz Global Investors Fund Management (“AGIFM”) LLC	17,784,065	875,233	705,768
Proposal Two:	To approve a new Portfolio Management Agreement relating to the Fund between AGIFM and Pacific Investment Management Company LLC	17,791,194	877,707	696,162

1.31.09	PIMCO Strategic Global Government Fund, Inc. Annual Report	45

PIMCO Strategic Global Government Fund, Inc.

Privacy Policy Proxy Voting Policies & Procedures (unaudited)

Privacy Policy:

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with clients. We are committed to maintaining the confidentiality, integrity, and security of our current, prospective and former clients’ personal information. To ensure clients’ privacy, we have developed policies designed to protect this confidentiality, while allowing client needs to be served.

Obtaining Personal Information

In the course of providing you with products and services, we and certain service providers to the Fund, such as the Fund’s investment adviser, may obtain non-public personal information about you. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by you or gathered by us to non-affiliated third parties, except as required or permitted by law or as necessary for third parties to perform their agreements with respect to the Fund. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on client satisfaction, and gathering shareholder proxies. We may also retain non-affiliated companies to market our products and enter in joint marketing agreements with other companies. These companies may have access to your personal and account information, but are permitted to use the information solely to provide the specific service or as otherwise permitted by law. In most cases you will be clients of the third party, but we may also provide your personal and account information to your brokerage or financial advisory firm and/or to your financial adviser or consultant.

Sharing Information with Third Parties

We do reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect our rights or property, or upon reasonable request by any mutual fund in which you have chosen to invest. In addition, the fund may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent or upon the request of the shareholder.

Sharing Information with Affiliates

We may share client information with our affiliates in connection with servicing your account or to provide you with information about products and services that we believe may be of interest to you. The information we share may include, for example, your participation in our mutual funds or other investment programs sponsored by us or our affiliates, your ownership of certain types of accounts (such as IRAs), or other data about your accounts. Our affiliates, in turn, are not permitted to share your information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Fund takes seriously the obligation to safeguard your non-public personal information. In addition to this policy, the Fund has also implemented procedures that are designed to restrict access to your non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard your non-public personal information, physical, electronic and procedural safeguards are in place.

46	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.09

PIMCO Strategic Global Government Fund, Inc.

Privacy Policy Proxy Voting Policies & Procedures (unaudited) (continued)

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Funds’ shareholder servicing agent at (800) 331-1710; (ii) on the Fund’s website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

1.31.09	PIMCO Strategic Global Government Fund, Inc. Annual Report	47

PIMCO Strategic Global Government Fund, Inc.

Dividend Reinvestment Plan (unaudited)

Dividend Reinvestment Plan

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), all Shareholders whose shares are registered in their own names will have all dividends, including any capital gain dividends, reinvested automatically in additional Shares by PNC Global Investment Servicing, as agent for the Shareholders (the “Plan Agent”), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor’s behalf), will be paid cash by check mailed, in the case of direct shareholder, to the record holder by PNC Global Investment Servicing, as the Fund’s dividend disbursement agent.

Unless you elect (or your broker or nominee elects) not to participate in the Plan, the number of Shares you will receive will be determined as follows:

(1)	If on the payment date the net asset value of the Shares is equal to or less than the market price per Share plus estimated brokerage commissions that would be incurred upon the purchase of Shares on the open market, the Fund will issue new shares at the greater of (i) the net asset value per Share on the payment date or (ii) 95% of the market price per Share on the payment date; or

(2)	If on the payment date the net asset value of the Shares is greater than the market price per Share plus estimated brokerage commissions that would be incurred upon the purchase of Shares on the open market, the Plan Agent will receive the dividend or distribution in cash and will purchase Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price on the payment date, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Shares in the open market on or shortly after the payment date, but in no event later than the ex-dividend date for the next distribution. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. The Plan Agent will also furnish each person who buys Shares with written instructions detailing the procedures for electing not to participate in the Plan and to instead receive distributions in cash. Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

48	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.09

PIMCO Strategic Global Government Fund, Inc.

Dividend Reinvestment Plan (unaudited) (continued)

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Fund’s shareholder servicing agent, PNC Global Investment Servicing., P.O. Box 43027, Providence, RI 02940-3027, telephone number (800) 331-1710.

1.31.09	PIMCO Strategic Global Government Fund, Inc. Annual Report	49

PIMCO Strategic Global Government Fund, Inc.

Board of Directors (unaudited)

Name, Date of Birth, Position(s) Held with Fund,
Length of Service, Other Trusteeships/Directorships
Held by Director; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Director	Principal Occupation(s) During Past 5 Years:
The address of each director is 1345 Avenue of the Americas, New York, NY 10105.

Hans W. Kertess

Date of Birth: 7/12/39

Chairman of the Board of Directors since: 2008

Director since: 2008

Term of office: Expected to stand for re-election at 2011 annual meeting of shareholders.

Trustee/Director of 47 Funds in Fund Complex;

Trustee/Director of no funds outside of Fund Complex

President, H. Kertess & Co., a financial advisory company; Formerly, Managing Director, Royal Bank of Canada Capital Markets.

Paul Belica

Date of Birth: 9/27/21

Director since: 2008

Term of office: Expected to stand for re-election at 2009 annual meeting of shareholders.

Trustee/Director of 47 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Retired. Formerly Director, Student Loan Finance Corp., Education Loans, Inc., Goal Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc.; formerly, Manager of Stratigos Fund LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone Fund LLC.

Robert E. Connor

Date of Birth: 9/17/34

Director since: 2008

Term of office: Expected to stand for re-election at 2009 annual meeting of shareholders.

Trustee/Director of 47 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Retired. Formerly, Senior Vice President, Corporate Office, Smith Barney Inc.

William B. Ogden, IV

Date of Birth: 1/11/45

Director since: 2008

Term of office: Expected to stand for election at 2010 annual meeting of shareholders.

Trustee/Director of 47 Funds in Fund Complex;

Trustee/Director of no funds outside of Fund Complex

Asset Management Industry Consultant; Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.

R. Peter Sullivan III

Date of Birth: 9/4/41

Director since: 2008

Term of office: Expected to stand for re-election at 2011 annual meeting of shareholders.

Trustee/Director of 47 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Retired. Formerly, Managing Partner, Bear Wagner Specialists LLC, specialist firm on the New York Stock Exchange.

50	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.09

PIMCO Strategic Global Government Fund, Inc.

Board of Directors (unaudited) (continued)

Name, Date of Birth, Position(s) Held with Fund,
Length of Service, Other Trusteeships/Directorships
Held by Director; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Trustee	Principal Occupation(s) During Past 5 Years:

Diana L. Taylor

Date of Birth: 2/16/55

Director since: 2008

Term of office: Expected to stand for re-election at 2010 annual meeting of shareholders.

Trustee/Director of 43 Funds in Fund Complex

Trustee/Director of Brookfield Properties Corporation Sotheby’s, Federal National Mortgage Association Fannie Mae

Managing Director, Wolfensohn & Co., 2007-present; Superintendent of Banks, State of New York, 2003-2007.

John C. Maney†

Date of Birth: 8/3/59

Director since: 2008

Term of office: Expected to stand for re-election at 2011 annual meeting of shareholders.

Trustee/Director of 79 Funds in Fund Complex

Trustee/Director of No Funds outside the Fund Complex

Management Board of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Global Investors of America L.P. since January 2005 and also Chief Operating Officer of Allianz Global Investors of America L.P. since November 2006.

†	Mr. Maney is an “interested person” of the Fund due to his affiliation with Allianz Global Investors of America L.P. In addition to Mr. Maney’s positions set forth in the table above, he holds the following positions with affiliated persons: Management Board, Managing Director and Chief Operating Officer of Allianz Global Investors of America L.P., Allianz Global Investors of America LLC and Allianz-Pac Life Partners LLC; Member — Board of Directors and Chief Operating Officer of Allianz Global Investors of America Holdings Inc., Oppenheimer Group, Inc. and PFP Holdings, Inc.; Managing Director and Chief Operating Officer of Allianz Global Investors NY Holdings LLC; Management Board and Managing Director of Allianz Global Investors U.S. Holding LLC; Managing Director and Chief Operating Officer of Allianz Hedge Fund Partners Holding L.P.; Managing Director and Chief Operating Officer of Allianz Global Investors U.S. Retail LLC; Member — Board of Directors and Managing Director of Allianz Global Investors Advertising Agency Inc.; Compensation Committee of NFJ Investment Group LLC.; Management Board of Allianz Global Investors Fund Management LLC, Allianz Global Investors Management Partners LLC, Nicholas-Applegate Holdings LLC and OpCap Advisors LLC; Member — Board of Directors and Chief Operating Officer of PIMCO Global Advisors (Resources) Limited; Executive Vice President of PIMCO Japan Ltd.; and Chief Operating Officer of Allianz Global Investors U.S. Holding II LLC.

1.31.09	PIMCO Strategic Global Government Fund, Inc. Annual Report	51

PIMCO Strategic Global Government Fund, Inc.

Fund Officers (unaudited)

Name, Date of Birth, Position(s) Held with Fund.	Principal Occupation(s) During Past 5 Years:
Brian S. Shlissel Date of Birth: 11/14/64 President & Chief Executive Officer since: 2008	Executive Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 35 funds in the Fund Complex; Treasurer; Principal Financial and Accounting Officer of 44 funds in the Fund Complex and The Korea Fund, Inc. Formerly, Director of 6 funds in the Fund Complex.

Lawrence G. Altadonna Date of Birth: 3/10/66 Treasurer, Principal/Financial and Accounting Officer since: 2008	Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting officer of 35 funds in the Fund Complex; Assistant Treasurer of 44 funds in the Fund Complex and The Korea Fund, Inc.

Thomas J. Fuccillo Date of Birth: 3/22/68 Vice President, Secretary & Chief Legal Officer since: 2008	Executive Vice President, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC and Allianz Global Investors Solutions LLC; Executive Vice President of Allianz Global Investors of America L.P., Vice President, Secretary and Chief Legal Officer of 79 funds in the Fund Complex; Secretary and Chief Legal Officer of The Korea Fund, Inc. Formerly, Vice President and Associate General Counsel, Neuberger Berman, LLC, 1991-2004.

Scott Whisten Date of Birth: 3/13/71 Assistant Treasurer since: 2008	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 79 funds in the Fund Complex. Formerly, Accounting Manager, Prudential Investments (2002-2005).

Richard J. Cochran Date of Birth: 1/23/61 Assistant Treasurer since: 2008	Vice President, Allianz Global Investors Fund Management LLC, Assistant Treasurer of 79 Funds in the Funds Complex. Formerly, Tax Manager, Teacher Insurance Annuity Association/College Retirement Equity Fund (2002-2008).

Youse E. Guia Date of Birth: 9/3/72 Chief Compliance Officer since: 2008	Senior Vice President, Group Compliance Manager, Allianz Global Investors of America L.P., Chief Compliance Officer of 79 funds in the Fund Complex and The Korea Fund, Inc. Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (2002-2004).

52	PIMCO Strategic Global Government Fund, Inc. Annual Report	1.31.09

PIMCO Strategic Global Government Fund, Inc.

Fund Officers (unaudited) (continued)

Name, Date of Birth, Position(s) Held with Fund.	Principal Occupation(s) During Past 5 Years:
William V. Healey Date of Birth: 7/28/58 Assistant Secretary since: 2008

Executive Vice President, Chief Legal Officer of Allianz Global Investors U.S. Retail LLC, Allianz Global Investors of America L.P.; Executive Vice President, Chief Legal Officer and Secretary, Allianz Global Investors Advertising Agency Inc., Allianz Global Investors Managed Accounts LLC and Allianz Global Investors Distributors LLC; Executive Vice President, Chief Legal Officer, Chief Compliance Officer and Secretary of OpCap Advisors LLC; Assistant Secretary of 79 funds in the Fund Complex. Formerly, Vice President and Associate General Counsel, Prudential Insurance Company of America; Executive Vice President and Chief Legal Officer, The Prudential Investments, 1998-2005.

Richard H. Kirk Date of Birth: 4/6/61 Assistant Secretary since: 2008	Senior Vice President, Allianz Global Investors of America L.P. (since 2004). Senior Vice President, Associate General Counsel, Allianz Global Investors Distributors LLC. Assistant Secretary of 79 funds in the Fund Complex; formerly, Vice President, Counsel, The Prudential Insurance Company of America/American Skandia (2002-2004).

Kathleen A. Chapman Date of Birth: 11/11/54 Assistant Secretary since: 2008	Assistant Secretary of 79 funds in the Fund Complex; Manager IIG Advisory Law, Morgan Stanley (2004-2005); The Prudential Insurance Company of America and Assistant Corporate Secretary of affiliated American Skandia companies (1996-2004).

Lagan Srivastava Date of Birth: 9/20/77 Assistant Secretary since: 2008	Assistant Secretary of 79 funds in the Fund Complex and The Korea Fund, Inc. formerly Research Assistant, Dechert LLP (2004-2005); Research Assistant, Swidler Berlin Shereff Friedman LLP (2002-2004).

Officers hold office at the pleasure of the Board of Directors and until the next annual meeting of the stockholders and until his successor shall have been elected or appointed and shall have qualified or until his death, or until he shall have resigned, or have been removed.

1.31.09	PIMCO Strategic Global Government Fund, Inc. Annual Report	53

Directors and Fund Officers

Hans W. Kertess Director, Chairman of the Board of Directors	Brian S. Shlissel President & Chief Executive Officer
Paul Belica Director	Lawrence G. Altadonna Treasurer, Principal Financial & Accounting Officer
Robert E. Connor Director	Thomas J. Fuccillo Vice President, Secretary & Chief Legal Officer
John C. Maney Director	Scott Whisten Assistant Treasurer
William B. Ogden, IV Director	Richard J. Cochran Assistant Treasurer
R. Peter Sullivan III Director	Youse E. Guia Chief Compliance Officer
Diana L. Taylor Director	William V. Healey Assistant Secretary
Richard H. Kirk Assistant Secretary
Kathleen A. Chapman Assistant Secretary
Lagan Srivastava Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC

1345 Avenue of the Americas

New York, NY 10105

Sub-Adviser

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Custodian & Accounting Agent

State Street Bank & Trust Co.

801 Pennsylvania

Kansas City, MO 64105-1307

Transfer Agent, Dividend Paying Agent and Registrar

PNC Global Investment Servicing

P.O. Box 43027

Providence, RI 02940-3027

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106-2797

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, MA 02110-2624

This report, including the financial information herein, is transmitted to the shareholders of PIMCO Strategic Global Government Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Fund’s website at www.allianzinvestors.com/closedendfunds.

On September 18, 2008, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of the date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.

Information on the Fund is available at www.allianzinvestors.com/closedendfunds or by calling the Fund’s shareholder servicing agent at (800) 331-1710.

1.31.09	PIMCO Strategic Global Government Fund, Inc. Annual Report

ITEM 2. CODE OF ETHICS

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-331-1710. The code of ethics is included as an Exhibit 99.CODE ETH hereto.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Mr. Paul Belica, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)	Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $38,547 in 2008 and $70,000 in 2009.

b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $1,000 in 2008 and $0 in 2009. These services consist of accounting consultations, agreed upon procedure reports, attestation reports and comfort letters.

c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $0 in 2008 and $4,935 in 2009. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)	1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

PIMCO Strategic Global Government Fund, Inc. (the “Fund”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Fund’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to provided,

the fees to be charged in connection with the services expected to be provided,

a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUND

On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audit of the Fund and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

Semiannual financial statement reviews

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Fund merger support services

Agreed upon procedure reports (inclusive of quarterly review of Basic Maintenance testing associated with issuance of Preferred Shares and semiannual report review)

Other attestation reports

Comfort letters

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance

Timely RIC qualification reviews

Tax distribution analysis and planning

Tax authority examination services

Tax appeals support services

Accounting methods studies

Fund merger support service

Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Fund

Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services

Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser or investment banking services

Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC (Formerly, PA Fund Management LLC) or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund (including affiliated sub-advisers to the Fund), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)	The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)	Not applicable

g)	Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2008 Reporting Period was $828,309 and the 2009 Reporting Period was $770,369.

h)	Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre- approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Robert E. Connor, Paul Belica, Hans W. Kertess, R. Peter Sullivan III, William B. Ogden, IV and Diana L. Taylor.

ITEM 6. SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PIMCO STRATEGIC GLOBAL GOVERNMENT FUND INC.

(the “FUND”)

PROXY VOTING POLICY

1.	It is the policy of the Fund that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination. The Fund believes that the firms and/or persons purchasing and selling securities for the Fund and analyzing the performance of the Fund’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Fund and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Fund, on the other. Accordingly, the Fund’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Fund.

2.	The Fund delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (“AGIFM”), which will in turn delegate such responsibility to the sub-adviser of the Fund. AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto. A summary of the detailed proxy voting policy of PIMCO, the Fund’s current sub-adviser, is set forth in Appendix B attached hereto. Such summary may be revised from time to time to reflect changes to the sub-adviser’s detailed proxy voting policy.

3.	The party voting the proxies (i.e., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.	AGIFM and the sub-adviser of the Fund with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the applicable Board of the Fund promptly after the adoption or amendment of any such policies.

5.	The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Fund’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Fund’s Chief Compliance Officer.

6.	This Proxy Voting Policy Statement (including Appendix B), the Proxy Voting Policy Summary of AGIFM and summary of the detailed proxy voting policy of PIMCO, the sub-adviser of the Fund with proxy voting authority, shall be made available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) on the Fund’s website at www.allianzinvestors.com. In addition, to the extent required by applicable law or determined by the Funds’ Chief Compliance Officer or Board of Directors, the Proxy Voting Policy Summary of AGIFM and summary of the detailed proxy voting policy of PIMCO, the Fund’s sub-adviser with proxy voting authority shall also be included in the Fund’s Registration Statements or Form N-CSR filings.

Appendix A

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)

1.	It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination. AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.	AGIFM, for each fund which it acts as an investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund, subject to the terms hereof.

3.	The party voting the proxies (e.g., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.	AGIFM and each sub-adviser of a fund shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.	The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by such funds’ respective boards or chief compliance officers.

6.	This Proxy Voting Policy Summary and summaries of the proxy voting policies for each sub-adviser of a fund advised by AGIFM shall be available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) at www.allianzinvestors.com. In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, this Proxy Voting Policy Summary and summaries of the detailed proxy voting policies of each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

Appendix B

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

Pacific Investment Management Company LLC (“PIMCO”) has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. Each proxy is voted on a case-bycase basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

Clients may obtain a copy of PIMCO’s written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client’s proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client’s proxy. In addition, a client may obtain copies of PIMCO’s Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)

As of April 7, 2009, the following individual has primary responsibility for the day-to-day implementation of the PIMCO Strategic Global Government Fund Inc. (RCS), (the “Fund”):

Dan Ivascyn

Mr. Ivascyn has been the portfolio manager since May 2005. Mr. Ivascyn is a managing director and portfolio manager of PIMCO in the Newport Beach office on the mortgage- and asset-backed securities team. Prior to joining PIMCO in 1998, he was in the asset-backed securities group at Bear Stearns. He has 17 years of investment experience and holds an MBA in analytic finance from the University of Chicago Graduate School of Business. He received his undergraduate degree from Occidental College.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the Fund as of January 31, 2009, including accounts managed by a team, committee, or other group that includes the Portfolio Manager. Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
PM	Fund	#	AUM($million)	#	AUM($million)	#	AUM($million)
Dan Ivascyn	RCS	6	$2,927.34	8	$2,479.43	10	$25,828.13

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the funds, track the same index a fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the funds. The other accounts might also have different investment objectives or strategies than the funds.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a fund. Because of their positions with the funds, the portfolio managers know the size, timing and possible market impact of a fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the funds and such other accounts on a fair and equitable basis over time.

(a) (3)

As of January 31, 2009, the following explains the compensation structure of the individual that shares primary responsibility for day-to-day portfolio management of the Fund:

PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus. Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers:

•

3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the funds) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any fund or any other account managed by that portfolio manager. Final bonus award amounts are determined by the PIMCO Compensation Committee.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors’ profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Key employees of PIMCO, including certain Managing Directors, Executive Vice Presidents, and Senior Vice Presidents, are eligible to participate in the PIMCO Class M Unit Equity Participation Plan, a long-term equity plan. The Class M Unit Equity Participation Plan grants options on PIMCO equity that vest in years three, four and five. Upon vesting, the options will convert into PIMCO M Units, which are non-voting common equity of PIMCO. M Units pay out quarterly distributions equal to a pro-rata share of PIMCO’s net profits. There is no assured liquidity and they may remain outstanding perpetually.

Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Partner Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

Allianz Transaction Related Compensation. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (currently known as Allianz SE) (“Allianz”). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.

(a)(4)

The following summarizes the dollar range of securities the portfolio manager for the Fund beneficially owned of the Fund that he managed as of January 30, 2009.

PCM Fund, Inc.
Portfolio Manager	Dollar Range of Equity Securities in the Fund
Dan Ivascyn	$100,001–500,000

ITEM 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Companies — None

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-3(c))), as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrants control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Exhibit 99.CODE ETH — Code of Ethics

(a) (2) Exhibit 99 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b) Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) PIMCO Strategic Global Government Fund, Inc.

By	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date April 7, 2009

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date April 7, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date April 7, 2009

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date April 7, 2009